AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 27, 1998

                                       SECURITIES ACT REGISTRATION NO. 33-63562
                                       INVESTMENT COMPANY ACT FILE NO. 811-7760

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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM N-1A

                           -------------------------

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       (X)
                           PRE-EFFECTIVE AMENDMENT NO.                     ( )
                          POST-EFFECTIVE AMENDMENT NO. 5                   (X)

                                      AND/OR

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   (X)
                                  AMENDMENT NO. 7

                       KEELEY SMALL CAP VALUE FUND, INC.
             (Exact Name of Registrant as Specified in Charter)

                            401 South LaSalle Street
                                   Suite 1201
                            Chicago, Illinois 60605
                    (Address of Principal Executive Offices)



       Registrant's Telephone Number including Area Code:  (312) 786-5050

                           --------------------------
                                             Copy to
John L. Keeley, Jr.                          Stephen E. Goodman
Keeley Asset Management Corp.                Schwartz & Freeman
401 South LaSalle Street                     401 North Michigan Avenue
Suite 1201                                   Suite 1900
Chicago, Illinois  60605                     Chicago, Illinois  60611
                  (Name and Address of Agents for Service)

       ------------------------------------------------------------------

It is proposed that this filing will become effective (check appropriate box):
    [ ]  immediately upon filing pursuant to paragraph (b)
    [X]  on January 29, 1998 pursuant to paragraph (b)
    [ ]  60 days after filing pursuant to paragraph (a)(1)
    [ ]  on (date) pursuant to paragraph (a)(1)
    [ ]  75 days after filing pursuant to paragraph (a)(2)
    [ ]  on (date) pursuant to paragraph (a)(2) of rule 485

Pursuant to Rule 24f-2 of the Investment Company Act of 1940 and Securities Act of 1933 Registrant has elected to register an indefinite number of shares. The Rule 24f-2 Form was filed with the Securities and Exchange Commission on December 29, 1997.


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                       KEELEY SMALL CAP VALUE FUND, INC.



         CROSS-REFERENCE SHEET PURSUANT TO RULE 495(A) OF REGULATION C


ITEM                     LOCATION OR CAPTION
----                     -------------------

                         PART A (PROSPECTUS)
                         -------------------

1                        Front cover

2                        Fund Expenses

3                        Financial Highlights; Performance Information

4                        General Information; Investment Objectives and
                             Policies; Investment Restrictions; Risk Factors

5                        Management of the Fund; General Information; Fund
                             Expenses; Portfolio Transactions

5A                       Contained in Annual Report to Shareholders

6                        General Information; Certain Stockholders; Dividends
                             and Distributions; Taxation; Exchange Privilege

7                        Purchasing Shares; Management of the Fund; Fund
                             Expenses; Net Asset Value; Exchange Privilege; Distribution Plan

8                        Redemption and Repurchase of Shares

9                        Not applicable


                         PART B (STATEMENT OF ADDITIONAL INFORMATION)
                         --------------------------------------------

10                       Cover Page

11                       Table of Contents

12                       History of the Fund

13                       Investment Policies; Investment Restrictions; Part A -
                              Investment Objectives and Policies

14                       Directors and Officers

15                       Certain Stockholders, Directors and Officers

16                       Investment Adviser; Part A - Management of the Fund
                               Distribution of Shares; Part A - Distribution Plan; Custodian; Independent Public Accountants

17                       Portfolio Transactions

18                       Not applicable

19                       Purchasing and Redeeming Shares

20                       Additional Tax Information

21                       Distribution of Shares; Performance Information

22                       Performance Information

23                       Financial Statements

                         PART C (OTHER INFORMATION)
                         --------------------------

24                       Financial Statements and Exhibits

25                       Persons controlled by or under common
                            control with registrant

26                       Number of holders of securities

27                       Indemnification

28                       Business and other connections of investment adviser

29                       Principal underwriters

ITEM                     LOCATION OR CAPTION
----                     -------------------

30                       Location of accounts and records

31                       Management services

32                       Undertaking





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                       KEELEY SMALL CAP VALUE FUND, INC.

                                 PROSPECTUS

                              JANUARY 29, 1998




                       KEELEY SMALL CAP VALUE FUND, INC.

                      401 SOUTH LASALLE STREET, SUITE 1201
                            CHICAGO, ILLINOIS 60605
                                  312-786-5050

                                  888-933-5391

                      E-MAIL ADDRESS: info@keeleyfunds.com
                     WEB SITE ADDRESS: www.keeleyfunds.com

                                JANUARY 29, 1998

                                   PROSPECTUS

     KEELEY Small Cap Value Fund, Inc. (the "Fund") is a diversified, open-end management investment company, commonly referred to as a mutual fund. The Fund's investment objective is to seek capital appreciation; current dividend or interest income is not a factor in the selection of securities to be held by the Fund in its portfolio. The Fund follows a strategy of investing in securities believed by its investment adviser to have above average potential for capital appreciation with an emphasis on companies with a relatively small market capitalization, less than $1 billion at the time of investment. The Fund will emphasize companies undergoing substantial changes, such as companies involved in spin-offs and recapitalizations, companies trading near or below perceived or actual book value and companies emerging from bankruptcy or other financial restructuring.



     INVESTORS SHOULD READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE. AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS AND REQUIRES CONSIDERATION OF SUCH RISKS. IN ADDITION, AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS AND REQUIRES CONSIDERATION OF FACTORS NOT TYPICALLY ASSOCIATED WITH INVESTMENT IN SECURITIES. SEE "RISK FACTORS."

     A Statement of Additional Information about the Fund, dated January 29, 1998, as may be supplemented from time to time, has been filed with the Securities and Exchange Commission (the "SEC") and contains further information about the Fund. A copy of the Statement of Additional Information may be obtained without charge by calling or writing the Fund at the telephone numbers or addresses listed above. The Statement of Additional Information is incorporated herein by reference in accordance with the SEC's rules. The SEC maintains a Web Site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                               TABLE OF CONTENTS


Shareholder Transaction and Operating Expense Table.........................3
Condensed Financial Information.............................................4
Financial Highlights........................................................4
Introduction................................................................5
Investment Objective........................................................5
Investment Policies and Strategies..........................................5
Investment Restrictions.....................................................6
Risk Factors................................................................6
Management of the Fund......................................................7
Portfolio Transactions and Brokerage........................................9
Portfolio Turnover..........................................................9
Distribution Plan..........................................................10
Purchase of Shares.........................................................10
Determination of Net Asset Value...........................................12
How to Redeem Shares.......................................................13
Exchange Privilege.........................................................15
Distributions and Taxes....................................................16
IRA Plans..................................................................17
Performance Information....................................................17
General Information........................................................17
Independent Accountants....................................................18


              SHAREHOLDER TRANSACTION AND OPERATING EXPENSE TABLE


SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load on Purchases (as a percentage of
     offering price) <F1>                                                4.50%
  Maximum Sales Load on Reinvested Dividends (as a
     percentage of offering price)                                        None
  Deferred Sales Load (as a percentage of original
     purchase price or redemption proceeds as applicable)                 None
  Redemption Fees (as a percentage of amount
     redeemed, as applicable) <F2>                                        None
  Exchange Fees <F2>                                                      None



ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF
  AVERAGE NET ASSETS)
  Management Fees (after expense reimbursement)                         1.00%
  12b-1 Fees <F3>                                                       0.25%
  Other Expenses                                                        1.20%
                                                                        -----
  Total Fund Operating Expenses <F4>                                    2.45%
                                                                        =====

EXAMPLE
                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                           ------   -------   -------   --------
  You would pay the following expenses
  on a $1,000 investment, assuming (1) 5%
  annual return and (2) redemption at the
  end of each time period:                  $69       $118      $170      $311

<F1> Sales charges are reduced for purchases of $50,000 or more. See "Purchase of Shares."
<F2> The Fund's Transfer Agent charges a fee of $12 for each wire redemption and
     $5 for each telephone exchange. At the discretion of the adviser or transfer agent these fees may be waived.
<F3> The Rule 12b-1 Fee is an annual fee paid by the Fund (and indirectly by shareholders). See "Distribution Plan." Over time, long-term shareholders may pay more in distribution-related charges through the imposition of the Rule 12b-1 Fee than the economic equivalent of the maximum front-end sales charge applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. (the "NASD").
<F4> The Adviser has agreed to waive a portion of its fee to the extent that total ordinary operating expenses during the current fiscal year as a percentage of average net assets exceed 2.50%.

     The Management Fee to be paid by the Fund is higher than that paid by many other investment companies. The Board of Directors believes that the Fund's Management Fee is appropriate in light of the Fund's investment objective and policies.

                        CONDENSED FINANCIAL INFORMATION

   The following financial highlights have been audited in conjunction with the audit of the financial statements of the KEELEY Small Cap Value Fund, Inc., by independent certified public accountants since commencement of operations on October 1, 1993. Such financial statements and the independent accountants' report thereon are included in the Annual Report to Shareholders. Please call 1-888-933-5391 to obtain a copy.

                              FINANCIAL HIGHLIGHTS

   The financial information for a Fund share outstanding during the periods specified in the following table has been derived from the financial records of the Fund which have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon was unqualified. The table should be read in conjunction with the financial statements and related notes included in the Fund's Annual Report to Shareholders. In addition to financial statements, the Annual Report to Shareholders contains further information about performance of the Fund.
                                         YEAR    YEAR     YEAR    COMMENCEMENT
                                        ENDED    ENDED    ENDED   OF OPERATIONS
                                       9/30/97  9/30/96  9/30/95 TO 9/30/94 <F1>
                                        ------  -------  -------  -------------

Net asset value, beginning of period   $14.52    $12.52   $10.26     $10.00

Income from investment operations:
  Net investment loss                    (.25)    (0.19)   (0.13)     (0.06)
  Net realized and unrealized gains
      on investments                     7.77      2.22     2.39       0.32
                                       ------    ------   ------     ------
  Total from investment operations       7.52      2.03     2.26       0.26
                                       ------    ------   ------     ------
Less distributions of net realized
  gains                                  (.56)    (0.03)       -          -
                                       ------    ------   ------     ------

Net asset value, end of period         $21.48    $14.52   $12.52     $10.26
                                       ======    ======   ======     ======
Total investment return <F2>           53.51%    16.23%   22.03%      2.60%

Supplemental data and ratios:
  Net assets, end of period
     (in 000s)                        $20,824   $10,815   $7,616     $4,503
  Ratio of net expenses to
     average net assets <F3>            2.45%     2.50%    2.50%      2.49%
  Ratio of net investment loss
     to average net assets <F3>       (1.66)%   (1.61)%  (1.46)%    (0.96)%
  Portfolio turnover rate              36.40%    52.43%   70.59%     63.20%
  Average commission rate paid
     on portfolio investment
     transactions                     $0.0494   $0.0501    N/A        N/A

<F1> The Fund commenced operations on October 1, 1993.
<F2> Total Investment Return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the 4.5% sales load imposed on the purchase of shares.
<F3> Without fees waived, the ratio of expenses to average net assets would have been 2.45%, 2.94%, 3.94% and 5.98% for the years ended September 30, 1997, 1996, 1995 and 1994, respectively; and the ratio of net investment loss to average net assets would have been (1.66)%, (2.05)%, (2.90)% and (4.45)% for the years ended September 30, 1997, 1996, 1995 and 1994, respectively.


   THE EXAMPLES CONTAINED IN THE TABLE SHOULD NOT BE CONSIDERED REPRESENTATIVE OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the foregoing table is to assist investors in understanding the various costs and expenses that shareholders bear either directly or indirectly. The information disclosed in the table under the heading "Shareholder Transaction Expenses" is based on the maximum sales load now in effect for the Fund. See "Purchase of Shares" and "How to Redeem Shares" for more complete descriptions of those expenses, including a description of available reductions in the sales charge. The Example shown is based on the Total Fund Operating Expenses.


                                  INTRODUCTION

     This Prospectus provides the information which is necessary for a potential investor to make an informed decision before purchasing shares of the Fund. The money that an investor uses to purchase shares of the Fund will be pooled with other shareholders' money and collectively invested, or "managed" by the Investment Adviser in accordance with the Fund's investment objective. Other parts of this Prospectus provide information concerning an investment in the Fund such as the risks involved, the companies which provide services to the Fund, the expenses of managing the Fund and the procedures by which shares of the Fund may be purchased or redeemed. Please read this Prospectus carefully before you invest or send money and keep it for your future reference.


                             INVESTMENT OBJECTIVE

   The Fund's investment objective is to seek capital appreciation; current dividend or interest income is not a factor in the selection of securities to be held by the Fund in its portfolio. This objective is fundamental and may not be changed without a vote of the holders of the majority of the outstanding voting securities of the Fund. The Fund's investment policies described below are not fundamental and may be changed without shareholder approval. Additional investment policies and investment restrictions are described in the Statement of Additional Information. There can be no assurance that the Fund will achieve its investment objective. The Fund seeks to achieve this objective by investing primarily in companies which have a relatively small market capitalization, less than $1 billion at time of investment. Under normal market conditions, the Fund will have at least 65% of its total assets invested in common stocks and other equity-type securities of such companies. Other equity-type securities include preferred stock, convertible debt securities and warrants. Within this group of companies, the Fund will emphasize two basic categories. The first category is companies involved in various types of corporate reorganizations, such as spin-offs, recapitalizations, and companies emerging from bankruptcy. From time to time, the Fund may invest a significant portion of its net assets in this first category. The second category is companies that are trading at prices at or below actual or perceived book value and companies that are undergoing substantial changes, such as significant changes in markets or technologies, management and financial structure. The Adviser believes that this strategy allows the Fund to purchase equity shares at relatively favorable market prices.


                       INVESTMENT POLICIES AND STRATEGIES

   The Fund compares itself to both the Standard and Poor's Composite Stock Index ("S&P 500") and the Russell 2000 Index ("Russell 2000"). Although the portfolio is expected to have significant differences when compared to the S&P 500, it is included because it is a commonly recognized, broad-based stock index. The Russell 2000 consists of smaller capitalized issues which may be a more appropriate reflection of the Fund's portfolio holdings.

   Although the Fund invests principally in common stocks, the Fund may invest in nonconvertible fixed income securities when the Adviser believes these securities offer capital appreciation possibilities. The Fund will not invest in, or hold more than, 5% of its net assets in debt securities (including such nonconvertible fixed income securities) rated lower than Aa by Moody's Investors Service ("Moody's") or AA by Standard & Poor's Corporation ("S&P") or unrated but determined by the Adviser to be of comparable quality. See the Statement of Additional Information and Appendix A attached thereto for a discussion of these securities.

   When, in the judgment of the Adviser, market or economic conditions warrant a temporary defensive posture, the Fund may invest without limitation in U.S. Treasury bills and notes and short-term corporate fixed income securities, including master demand notes (rated Aa or higher by Moody's or AA or higher by S&P or unrated but determined by the Adviser to be of comparable quality). The Fund may also hold such securities in amounts deemed adequate to meet anticipated redemption requests or pending investment or reinvestment. The Fund invests in securities that are traded in the over-the-counter market as well as in securities listed on a stock exchange, and in securities that may have above average volatility of price movement.

   The Fund will not invest more than 5% of the value of its net assets in securities of foreign issuers. Foreign investments involve certain risks which may be different than the risks in domestic securities, which include political or economic matters, differing standards of regulation, accounting and disclosure, trade, tax and currency risks.



   Securities will be sold when, among other things, management believes that anticipated appreciation is realized or no longer probable, alternative investments offer superior appreciation prospects, or risk of decline in market price is too great. Because of its policy with respect to sales of investments, the Fund may realize short-term gains or losses. To the extent that the investment policy of the Fund results in a greater number of purchases and sales of investments than may be the case in an investment which does not emphasize capital appreciation, the Fund will incur greater expenses and brokerage fees. See the preceding "Financial Highlights" table for the Fund's portfolio turnover rate.



                            INVESTMENT RESTRICTIONS

   The Fund has adopted certain investment restrictions which, like the investment objective, may not be changed without approval by a majority vote of the Fund's shareholders. These restrictions provide, among other things, that the Fund will not:

1. With respect to 75% of the Fund's net assets, invest more than 5% of such net assets in the securities of any one issuer (except the United States government).

2. With respect to 75% of the Fund's net assets, acquire securities of any one issuer which, at the time of investment, represent more than 10% of the outstanding voting securities of that issuer.

3. Make loans except by the purchase of bonds or other debt obligations of types commonly offered publicly or privately including investment in repurchase agreements.

4. Borrow, except that the Fund may borrow from banks as a temporary measure amounts up to 10% of its total assets, provided that (i) the total of reverse repurchase agreements and such borrowings will not exceed 10% of the Fund's total assets and (ii) the Fund will not purchase securities when its borrowings (including reverse repurchase agreements) exceed 5% of total assets.


   Notwithstanding the right of the Fund to invest in reverse repurchase agreements, the Fund does not currently intend to do so. A complete listing of the Fund's investment restrictions is located in the Statement of Additional Information.

                                  RISK FACTORS

   There is no such thing as a guaranteed investment and no one can see into the future. The risks inherent in investing in the Fund are similar to those of investing directly in equity securities, that is, the value of the investment may fluctuate in response to a variety of situations and factors. Accordingly, the value of an investment in the Fund will fluctuate over time and may be valued higher or lower at the time of redemption. The Fund is designed for long-term investors who can accept the risks entailed in seeking capital appreciation through investment primarily in common stocks. An investment in the Fund should be only a part of an overall investment strategy.

   The Adviser believes that under normal market conditions, the Fund will invest primarily in common stocks. Generally, such securities will be issued by publicly traded small-capitalization companies. Such issuers often have more limited financial, managerial or other resources and may be subject to numerous risks not normally associated with securities issued by publicly traded companies with larger market capitalizations. Typically, smaller publicly traded companies depend for their success on the management talents and efforts of one person or a small group of persons, they frequently have smaller product lines and market shares and are often more vulnerable to economic downturns. Such companies may also experience substantial variations in operating results. Additionally, many small capitalization public companies may not be well-known to the investing public, may not have significant institutional ownership, and may be followed by relatively few securities analysts, if any, which could result in limited availability of information and chronic undervaluation. Although many small-capitalization companies are traded on national securities exchanges, many are traded in the over-the-counter market and may have fewer market makers, a wider spread between quoted bid and asked prices, and lower trading volumes. Such factors may result in comparatively greater price volatility and less liquidity than the securities of larger public companies.

   Fluctuations in the price of some of the stocks owned by the Fund could cause the net asset value of the Fund to vary significantly. The Fund's focus on companies undergoing substantial changes, those which the Adviser believes are undervalued and those which are emerging from bankruptcy or other financial restructuring may result in emphasizing in the Fund's portfolio the risks associated with investments in smaller-capitalization companies. The emphasis on appreciation and small-capitalization companies may result in a greater risk than is inherent in other investment alternatives. The Fund will likely have somewhat greater volatility than the stock market in general, as measured by the S&P 500. Because the Fund does not seek current income, an investor should not consider a purchase of shares of the Fund as equivalent to a complete investment program.

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS
   Under the laws of the State of Maryland, the management and affairs of the Fund are supervised by the Fund's Board of Directors. The Board of Directors oversees and reviews the management of the Fund. The day-to-day operations of the Fund are administered by the Officers of the Fund and by the Adviser, pursuant to the terms of an Investment Advisory Agreement. The Board of Directors reviews the various services provided by the Adviser to ensure that the Fund's general investment policies are being carried out and administrative services are being provided to the Fund in a satisfactory manner. Information pertaining to the Board of Directors and Executive Officers is set forth in the Statement of Additional Information.

INVESTMENT ADVISER
   Keeley Asset Management Corp. (the "Adviser"), 401 South LaSalle Street, Suite 1201, Chicago, Illinois 60605, is the Fund's Investment Adviser, and in that capacity provides investment advice and portfolio management services to the Fund. The Adviser continuously reviews, supervises, and administers the Fund's investment program, subject to the supervision of, and policies established by, the Board of Directors.

   For its services, the Adviser receives from the Fund a fee, computed daily and payable monthly, equal to an annual rate of 1.0% of the Fund's average daily net assets. The rate of the advisory fee is higher than that paid by most mutual funds. However, the Directors believe the advisory fee is appropriate for the Fund in light of the Fund's investment objective and policies. The Investment Advisory Agreement provides that the Adviser will waive a portion of its advisory fee or reimburse the Fund to the extent that its total annual operating expenses exceed 2.5% of net assets. This limitation is exclusive of (i) taxes,
(ii) interest charges, (iii) litigation and other extraordinary expenses, and
(iv) brokerage commissions and other charges relating to the purchase and sale of the Fund's portfolio securities.

   The Adviser is a registered Investment Adviser incorporated in the State of Illinois on December 28, 1981. John L. Keeley, Jr., President and Director of the Fund, is the sole shareholder of the Adviser. Mr. Keeley is primarily responsible for the day-to-day management of the Fund's portfolio and has been since the Fund's incorporation on May 17, 1993. Mr. Keeley has been the President of the Adviser since its organization in 1981, and the person primarily responsible for investment management for the Adviser's clients. At September 30, 1997, the Adviser had total assets under management in excess of $395 million. Officers of the Adviser are also Officers of the Fund.

CERTAIN SHAREHOLDERS
   As of September 30, 1997, John L. Keeley, Jr., owned 275,318 shares of the Fund, which represented 28.39% of the outstanding shares of the Fund. As a holder of more than 25% of the outstanding shares of the Fund, John L. Keeley, Jr., is presumed, under the Investment Company Act of 1940, to "control" the Fund.

ADMINISTRATOR

   Pursuant to an Administration Agreement (the "Administration Agreement"), Sunstone Financial Group, Inc. (the "Administrator"), 207 East Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202, oversees the Fund's Custodian and Transfer Agent, which is Firstar Trust Company, Milwaukee, Wisconsin. Additionally, the Administrator prepares and files all federal and state tax returns and required tax filings (other than those required to be made by the Fund's Custodian or Transfer Agent), oversees the Fund's insurance relationships, participates in the preparation of the Fund's registration statement, proxy statements and reports, prepares compliance filings pursuant to state securities laws, compiles data for and prepares notices to the Securities and Exchange Commission, prepares annual and semi-annual reports to the Securities and Exchange Commission and current shareholders, monitors the Fund's expense accounts, monitors the Fund's status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), monitors the Fund's arrangements with respect to services provided pursuant to the Fund's Distribution Plan, monitors compliance with the Fund's investment policies and restrictions and generally assists in the Fund's administrative operations.

   The Administrator, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the Administration Agreement. Compensation of the Administrator, based upon the average daily net assets of the Fund, is computed daily and payable monthly at the annual rate of 0.15% on the first $50 million of the Fund's average daily net assets, and 0.05% on the Fund's average daily net assets in excess of $50 million. The minimum fee is $38,500 per year.

DISTRIBUTOR
   Keeley Investment Corp. (the "Distributor") acts as general distributor of the Fund's shares. Its address is: 401 South LaSalle Street, Suite 1201, Chicago, Illinois 60605. The Distributor is a registered broker-dealer under the Securities Exchange Act of 1934, member of the National Association of Securities Dealers ("NASD"), and an affiliate of the Investment Adviser. Shares of the Fund are continuously offered for sale through the Distributor and through certain broker-dealers under contract. At December 31, 1997 both the Distributor and the Fund were registered to do business in all fifty states and the District of Columbia. The broker-dealer network marketing the Fund now totals 73 firms.

CUSTODIAN, TRANSFER AGENT, AND ACCOUNTING SERVICES
   Firstar Trust Company (the "Transfer Agent" or "Firstar"), P.O. Box 701, Milwaukee, Wisconsin 53201-0701, serves as Custodian, Transfer Agent, and performs Accounting Services. As Custodian, Firstar provides for the safekeeping of securities, cash, and other assets of the Fund.

   As Transfer Agent, Firstar maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.

   Pursuant to an Accounting Services Agreement, Firstar performs certain accounting and pricing services for the Fund, including the daily calculation of the Fund's net asset value per share.

FUND EXPENSES
   The Fund's expenses are accrued daily and deducted from its total income before dividends are paid. These expenses will include, but are not limited to, fees paid to the Adviser and the Administrator; taxes; legal fees; custodian and auditing fees; transfer agent and distribution fees; and printing and other expenses paid by the Fund. The Adviser has agreed to waive its management fee and/or reimburse other Fund operating expenses to the extent necessary to ensure that the Fund's operating expenses do not exceed 2.5% of the Fund's average daily net assets. See the preceding section entitled "Investment Adviser."


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   The Adviser will use its best efforts to obtain the best available price and most favorable execution with respect to all transactions of the Fund. Subject to policies established by the Board of Directors, however, the Fund may pay a broker-dealer (other than the Adviser) a commission for effectuating a portfolio transaction for the Fund in excess of the amount of commission another broker-dealer would have charged if the Adviser determines, in good faith, that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer. In selecting and monitoring broker-dealers and negotiating commissions, consideration will be given to a broker-dealer's reliability, the quality of its execution services on a continuing basis and its financial condition. All commissions paid are reviewed quarterly by the Board of Directors.

   Consistent with the policies described in the Statement of Additional Information regarding allocation of the Fund's portfolio transactions, the Adviser may place orders for portfolio transactions with Keeley Investment Corp., the principal underwriter for the Fund and an affiliate of the Adviser, and may consider sales of Fund shares as a factor in placing orders for portfolio transactions with other brokers.


                               PORTFOLIO TURNOVER

   The Fund may purchase and sell securities without regard to the length of time the security is intended to be, or has been, held. A 100% turnover rate occurs if, for example, all of the Fund's portfolio securities are replaced during one year. High portfolio activity (100% or greater) increases the Fund's transaction costs, including brokerage commissions. The Fund anticipates that the portfolio turnover generally will not exceed 100% annually. For the fiscal year ended September 30, 1997, the Fund's portfolio turnover rate was 36.40%.


                               DISTRIBUTION PLAN

   The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"), whereby the Fund may pay up to 0.25% per annum of its average daily net assets to the Distributor. The Plan is designed to reimburse the Distributor for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payment by the Fund to selected dealers who furnish assistance to their customers in connection with the purchase of shares of the Fund and who provide administrative support services to customers who own shares of the Fund. Additionally, certain banks who sell shares of the Fund on an agency basis may receive payments by the Fund pursuant to the Plan. The Fund will obtain a representation from financial institutions that they are licensed as dealers as required under applicable state law, or that they will not engage in activities which would constitute acting as a "dealer" as defined under applicable state law. Activities appropriate for financing under the Plan include, but are not limited to, the preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; printing of Prospectuses and Statements of Additional Information and supplements thereto and reports for other than existing shareholders; supplemental payments to dealers under a dealer incentive program; and costs of administrating the Plan. Unreimbursed amounts may be carried forward and paid in a subsequent year.

   The fees payable to a selected dealer who participates in the Plan are calculated at the annual rate up to 0.25% of the average daily net asset value of those Fund shares that are held in such dealer's customers' accounts. Under no circumstances will the Fund pay a fee pursuant to the Plan, the effect of which would be to exceed the NASD's limitations on asset-based compensation. See "Distribution of Shares" in the Statement of Additional Information.


                               PURCHASE OF SHARES

HOW TO PURCHASE SHARES

   Keeley Investment Corp. (the "Distributor"), located at 401 South LaSalle Street, Suite 1201, Chicago, Illinois 60605, is the principal underwriter of the Fund and, acting as exclusive agent, sells shares of the Fund to the public on a continuous basis. John L. Keeley, Jr., President and Director of the Fund, is also the President, Treasurer and a Director of the Distributor, and as such is an "affiliated person" of each. Officers of the Fund are also Officers of the Distributor.

GENERAL

   Shares of the Fund are sold in a continuous offering and may be purchased from the Distributor or from broker-dealers and others that have entered into agreements with the Distributor with respect to their assistance in distributing shares of the Fund ("Selected Dealers"). Only the Distributor and Selected Dealers are authorized to sell shares of the Fund. However, brokers other than Selected Dealers may offer to place orders for the purchase of shares. Such a broker may charge the investor a transaction fee as determined by the broker. That fee will be in addition to the sales charge payable by the investor. Once an account is established, subsequent orders for shares may be made at the investor's option with the Distributor or dealers or mailed or wired directly to Firstar Trust Company. See "Direct Purchases by Wire Transfer," or "Direct Purchase by Mail." For further information, reference is made to the section "Distribution of Shares" in the Fund's Statement of Additional Information. Purchases will be effectuated at the public offering price next computed after an order is received by the Transfer Agent (either directly from the investor or transmitted by the Distributor or Selected Dealer). See the following section entitled "Net Asset Value and Offering Price."

The minimum initial investment is $1,000. The minimum initial investment for IRA accounts is $250. There is a $50 minimum investment requirement on subsequent investments. These minimums are subject to change at any time. No stock certificates representing shares purchased will be issued. The Fund's management reserves the right to reject any purchase order if, in its opinion, it is in the Fund's best interest to do so.

   The Distributor retains the entire sales charge when it makes sales directly to the public. The Distributor has the right to increase the dealer reallowance. Dealers who receive 90% or more of the entire sales charge may be deemed to be underwriters under the Securities Act of 1933. In addition, the Adviser and/or Distributor in their discretion may from time to time, pursuant to objective criteria established by the Adviser and/or Distributor, sponsor programs designed to reward Selected Dealers for certain services or activities which are primarily intended to result in the sale of shares of the Fund. Such payments are made out of their own assets, and not out of the assets of the Fund or any distribution fees paid by the Fund. These programs will not change the price paid for shares or the amount that the Fund will receive from such sale.

DIRECT PURCHASES BY WIRE TRANSFER
    Investors having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of the Fund by requesting their bank to transmit funds by wire to: Firstar Bank Milwaukee, N.A., ABA Routing No. 075000022, Credit Firstar Trust Company, Account Number 112952137, Further credit: KEELEY Small Cap Value Fund, Inc. The investor's name, account number, taxpayer identification or social security number, and address must be specified in the wire. The investor's bank may impose a fee for investments by wire. Before making an initial investment by wire, an investor must first telephone 1-888-933-5391 to inform the Transfer Agent of the wire to ensure proper credit. For initial investments the Purchase Application, which accompanies this Prospectus, should be promptly forwarded to KEELEY Small Cap Value Fund, Inc., c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Additional investments may be made at any time through the wire procedures described above.

DIRECT PURCHASES BY MAIL
   A Purchase Application is included with this Prospectus, and should be sent to: KEELEY Small Cap Value Fund, Inc., c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. If using overnight delivery, use the following address: KEELEY Small Cap Value Fund, Inc., c/o Firstar Trust Company, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202. All applications must be accompanied by payment in the form of a check or money order made payable to KEELEY Small Cap Value Fund, Inc. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Cash will not be accepted. Accounts with checks returned will be charged a $20 processing fee. In addition, the investor will be responsible for any losses suffered by the Fund as a result.

AUTOMATIC INVESTMENT PLAN
   The Fund offers an Automatic Investment Plan ("AIP") whereby an investor may automatically make purchases of shares of the Fund on a regular, convenient basis ($50 minimum per transaction). The Fund's applicable minimum initial investment of $250 must be met before the AIP may be established. Under the AIP, an investor's designated bank or other financial institution debits a preauthorized amount from the investor's account each month and applies the amount to the purchase of Fund shares. The AIP must be implemented with a financial institution that is a member of the Automated Clearing House. No service fee is currently charged by the Fund for participating in the AIP. A fee of $20 will be imposed by the Transfer Agent if sufficient collected funds are not available in the investor's account at the time of the automatic transaction. To establish the AIP, complete the appropriate section on the Purchase Application when opening an account or, after an account is established, complete an AIP Application which is available from the Fund. The AIP may be terminated by the Fund at any time.

RIGHT OF ACCUMULATION

   Reduced sales charges are available through a right of accumulation under which purchasers may add to their investments in the Fund by purchasing shares at the public offering price applicable to the total of (a) the dollar amount of shares of the Fund then being purchased plus (b) an amount equal to the greater of the original cost or the net asset value of the shares owned by the purchaser. (A "purchaser" is defined to include an individual and his or her spouse.) In order to receive the cumulative quantity discount, the previous purchases of shares of the Fund must be called to the attention of the Fund or the Distributor in writing at the time of the current purchase. This privilege may be modified or terminated upon 60 days' written notice to each shareholder prior to the modification or termination taking effect.


                        DETERMINATION OF NET ASSET VALUE
-------------------------------------------------------------------------------
NET ASSET VALUE AND OFFERING PRICE
   The public offering price is the net asset value plus a sales charge which varies in accordance with the amount of the purchase as follows:

                                       Sales Charges          Dealer Reallowance
                                     as a Percentage of        as a Percentage
                                  Offering     Net Amount        of Offering
Amount of Single Transaction       Price        Invested            Price
----------------------------       -----        --------            ------
Less than $50,000                  4.50%         4.71%              4.00%
$50,000 but less than $100,000     4.00%         4.17%              3.50%
$100,000 but less than $250,000    3.00%         3.09%              2.50%
$250,000 but less than $500,000    2.50%         2.56%              2.00%
$500,000 and over                  2.00%         2.04%              1.50%
-------------------------------------------------------------------------------

  The net asset value per share is computed daily, Monday through Friday, as of 4:00 p.m., Eastern Time, except that the net asset value will not be computed on the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is computed by deducting total liabilities from total assets of the Fund and dividing the remainder by the total number of shares outstanding. The net asset value so computed will be used for all purchase orders and redemption requests received between such computation and the preceding computation. Portfolio securities listed on an exchange or quoted on a national market system are valued at the last sales price. Securities traded on only over-the-counter markets are valued at the last sales price on days in which the security is traded, otherwise they are valued on the basis of closing over-the-counter bid prices. In the event a listed security is traded on more than one exchange, it is valued at the last sale price on the exchange on which it is principally traded. If there are no transactions in a security during the day, it is valued at the most recent bid price. However, debt securities (other than short-term obligations) including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations (debt securities which are purchased within 60 days of their stated maturity date) are valued at amortized cost, which approximates current value. Securities as to which market quotations are not readily available and other assets held by the Fund, if any, are valued at their fair value as determined in good faith by the Board of Directors.

SALES AT NET ASSET VALUE
  Purchases of the Fund's shares at net asset value may be made by the following persons: (a) nondealer assisted (or assisted only by the Distributor) tax-exempt entities (including pension and profit sharing plans) whose minimum initial investment is $25,000 or more, (b) nondealer assisted (or assisted only by the Distributor) purchases by a bank or trust company in a single account where such bank or trust company is named as trustee and the minimum initial investment is over $25,000, (c) nondealer assisted (or assisted only by the Distributor) purchases by banks, insurance companies, insurance company separate accounts and other institutional purchasers, (d) a registered investment adviser purchasing shares on behalf of a client or on his or her own behalf through an intermediary service institution offering a separate and established program for registered investment advisers and notifying the Fund and its Distributor of such arrangement, (e) any current or retired Officer, Director or employee, or any member of the immediate family of such person, of the Fund, Adviser, Distributor or its affiliates thereof, (f) the Fund's Adviser, Distributor or any affiliated company thereof, (g) any employee benefit plan established for employees of the Adviser, Distributor or its affiliates, (h) advisory clients of the Adviser, (i) registered representatives and their spouses and minor children and employees of Selected Dealers, (j) for-fee clients of investment advisers registered under the Investment Advisers Act of 1940, who have for-fee clients with at least $25,000 of net asset value of shares in the Fund after giving effect to the purchase, and who have directed their for-fee clients to the Fund,
(k) shareholders of the Fund, solely with respect to their reinvestment of dividends and distributions from the Fund, (l) shares exchanged in accordance with the Fund's exchange privilege on which a sales charge has been paid in connection with the previous purchase of shares of the Fund (see "Exchange Privilege"), (m) employees, pension, profit sharing and retirement plans of the Administrator of the Fund, (n) consultants to the Adviser of the Fund, their employees and pension, profit sharing and retirement plans for those employees,
(o) pension, profit sharing and retirement plans for employees of Directors and employees of business entities owned and controlled by Directors of the Fund and
(p) customers of firms who do not solicit Fund business. In the opinion of the Fund's management, these sales will result in less selling effort and expense. In order to qualify for these waivers, sufficient information must be submitted at the time of purchase with the application to determine whether the account is entitled to the waiver of the sales charge.


                              HOW TO REDEEM SHARES

GENERAL REDEMPTION INFORMATION
  Payment for shares presented for repurchase or redemption by Selected Dealers will be made within five business days after receipt by the Transfer Agent of a written redemption request in proper order. Proper order means that the written redemption request must: (1) identify the shareholder's account name and account number; (2) state the number of shares or dollar amount to be redeemed; and, (3) be signed by each registered owner exactly as the shares are registered.

  Redemption proceeds may also be paid by wire upon request. The Transfer Agent imposes a $12 fee for each wire of redemption proceeds. The right of redemption and payment of redemption proceeds are subject to suspension for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or when trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; during any period when an emergency as defined by the rules and regulations of the Securities and Exchange Commission exists; or during any period when the Securities and Exchange Commission has by order permitted such suspension.

  The Fund will not mail or wire redemption proceeds until checks (including certified checks or cashier's checks) received for the shares purchased have cleared, which can be as long as 15 days after the purchase date. The value of shares on repurchase or redemption may be more or less than the investor's cost depending upon the market value of the Fund's portfolio securities at the time of redemption. If a shareholder sells his or her shares at a loss and reinvests within 91 days, the loss attributable to any sales charge must be deferred for the shareholder's total expenses. No redemption fee is charged for the redemption of shares.

  Because it can be more expensive for the Fund to maintain small accounts, the Fund has reserved the right on 60 days' written notice to the shareholder, to redeem shares in any account and send the proceeds to the owner, if the account has a value of less than $250 as a result of redemptions. It is the Fund's current policy not to exercise its right to redeem small accounts. No change in that policy would be implemented without advance notice having been given to shareholders. The Fund may make payment for certain redemptions in securities of the Fund, rather than in cash. Investors would bear any brokerage or other transaction costs incurred in converting the securities to cash.

REDEMPTION BY MAIL
  Shareholders may request the Fund redeem their shares by sending a written request, signed by the registered owner(s), to KEELEY Small Cap Value Fund, Inc., c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. If using overnight delivery, use the following address: KEELEY Small Cap Value Fund, Inc., c/o Firstar Trust Company, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202. Shareholders with accounts at the Distributor or a Selected Dealer may submit redemption requests to such firm. If shares are held in a broker's street name, the redemption must be made through the broker.

  If the redemption is sent directly to the Transfer Agent and either the amount requested is greater than $25,000 or the proceeds are to be sent to a location other than the address of record, each registered owner's signature must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. A redemption request made within 15 days of an address change must be in writing and signed by each registered holder of the account with signatures guaranteed by an "eligible guarantor institution." Eligible guarantor institutions include banks, brokers-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. Further documentation may be required from corporations, executors, administrators, trustees, guardians, agents and attorneys-in-fact. The redemption price shall be the net asset value per share next computed after receipt by the Transfer Agent of the redemption request. See the preceding section entitled "Determination of Net Asset Value."

EXPEDITED REDEMPTIONS THROUGH CERTAIN BROKER-DEALERS.
  Certain broker-dealers who have sales agreements with the Distributor may allow their customers to effectuate a redemption of shares of the Fund purchased through such certain broker-dealer by notifying the broker-dealer of the amount of shares to be redeemed. The broker-dealer is responsible for promptly placing the redemption request with the Fund on the customer's behalf. Payment will be made to the shareholder by check or wire sent to the broker-dealer. Broker-dealers may charge a fee for their services in connection with the redemption, but the Distributor and its affiliates will not charge any fee for such redemption.

EXPEDITED TELEPHONE REDEMPTION AND EXCHANGE PRIVILEGES
  Unless you have elected not to have telephone transaction privileges by checking the box on the Purchase Application, the Fund offers telephone and exchange expedited redemption procedures which allow a shareholder to redeem Fund shares at their net asset value next determined following the Fund's receipt of the redemption request. Shareholders may redeem, or exchange, shares by telephoning the Transfer Agent at 1-888-933-5391. The Fund will employ reasonable procedures to confirm that telephone instructions are genuine, including requiring that payment be made only to the address registered on the account or to the bank account designated. The Fund will not be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The proceeds of a redemption will be paid by check mailed to the shareholder's address of record or, if requested at the time of redemption, by wire as designated on the Purchase Application.


                               EXCHANGE PRIVILEGE

  All or part of the Fund shares owned by an investor may be exchanged for shares in the Firstar Money Market Fund (the "Money Market Fund") in an identically registered account. Investors may subsequently exchange such shares and shares purchased with reinvested dividends for shares of the Fund. A shareholder who has moved an investment from the Fund to the Money Market Fund and then decides at a later date to move the investment back to the Fund may do so without the imposition of any additional sales charges, so long as the investment has been continuously invested in shares of the Money Market Fund during the period between withdrawal and investment. Use of this expanded exchange privilege is subject to the minimum purchase and redemption amounts set forth in the Prospectus for the Money Market Fund. Shareholders must obtain a copy of that Prospectus from the Fund or the Distributor, and are advised to read it carefully before authorizing any investment in shares of the Money Market Fund. Exchange requests are subject to a $250 minimum, and each shareholder is limited to a maximum of four exchanges in any 12-month period.

  Exchange requests may be subject to other limitations that may be established from time to time to ensure that the exchanges do not disadvantage the Fund or its investors. Investors will be notified at least 60 days in advance of any changes in such limitations and may obtain the terms of any such limitations by writing to the Fund, c/o Shareholder Services Center, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Except as stated above, the Fund currently does not impose any limitations on exchanges. Unless you have elected not to have telephone exchange privileges by checking the box on the purchase application, exchanges may be made by telephone. There will be a $5 fee charged to the investor's account for each telephone exchange transacted by the investor. This fee will be charged to the account from which the funds are being withdrawn prior to effecting the exchange. There is no fee for a written exchange request. The Distributor is entitled to receive a fee from the Money Market Fund for certain distribution and support services at the annual rate of 0.20 of 1% of the average daily net asset value of the shares for which it is the holder or dealer of record.

  An exchange involves a redemption of all or a portion of the shares in the Fund and the investment of the redemption proceeds in shares of the Money Market Fund. The redemption will be made at the per share net asset value of the shares to be redeemed next computed after the exchange request is received as described above. The shares of the Money Market Fund to be acquired will be purchased at the per share net asset value of those shares next computed coincident with or after the time of redemption. For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, the investor may realize a capital gain or loss. Before making an exchange request, the investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange. For further information regarding the exchange privilege, see "Exchange Privilege" in the Fund's Statement of Additional Information.

  The Fund has implemented procedures designed to reasonably ensure that telephone exchange instructions are genuine. These procedures include requesting verification of various pieces of personal information, restricting transmittal of redemption proceeds to preauthorized designations, recording all such telephone calls and sending written confirmations to the address of record. If the Fund, the Distributor or the Transfer Agent or any of their employees fails to abide by these procedures, the Fund may be liable to a shareholder for losses suffered from any resulting unauthorized transaction. However, neither of the Fund, Distributor, Transfer Agent nor any of their employees will be liable for losses suffered by a shareholder which results from following telephone instructions reasonably believed to be authentic after verification pursuant to these procedures.

                            DISTRIBUTIONS AND TAXES

  The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). Under such provisions, the Fund will not be subject to federal income tax on the part of its net investment income and its realized capital gains that it distributes.

  Distributions (whether treated for tax purposes as ordinary income or capital gains) to shareholders of the Fund are paid in additional shares of the Fund with no sales charge, unless otherwise instructed in writing by a shareholder. A shareholder who prefers to have dividends paid in cash, rather than in additional shares of the Fund, should give such instructions in writing to the Transfer Agent. Cash dividends and distributions will be paid by check unless the Fund's Transfer Agent receives a voided check or deposit ticket to enable the dividends or distributions to be directly deposited into the shareholder's bank account. The Fund will pay any dividends from investment company taxable income annually, and intends to make any distributions representing capital gain annually. The Fund will advise each shareholder annually of the amounts of dividends from investment company taxable income and of net capital gain distributions reinvested or paid in cash to the shareholder during the calendar year.

  The Fund intends to continue to qualify as a regulated investment company under the federal tax law. As such, the Fund generally will not pay federal income tax on the income and capital gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, the Fund intends to distribute each year all of its net income and capital gains. Shareholders will be taxed on distributions received from the Fund, regardless of whether received in cash or reinvested in additional shares. Shareholders must treat distributions, other than long-term capital gain distributions, as ordinary income. Dividends designated as capital gain dividends are taxable to shareholders as long-term capital gains regardless of how long the shareholder owned the shares of the Fund. Investors are advised to consult their tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

  The forgoing is a general and abbreviated summary of the applicable federal income tax provisions currently in effect. For complete information, reference should be made to the pertinent code sections and treasury regulations. The code and regulations are subject to change by legislative or administrative actions.


                                   IRA PLANS

  The Fund offers a variety of retirement plans that may allow investors to shelter a portion of their income from taxes. Complete information including application forms, descriptions of applicable service fees and certain limits on contributions and withdrawals are available from the Transfer Agent or the Fund upon request by calling 1-888-933-5391.


                            PERFORMANCE INFORMATION

  The Fund may from time to time include figures indicating the Fund's cumulative total return or average annual total return in advertisements or reports to shareholders or prospective investors. Average annual total return and cumulative total return figures represent the increase (or decrease) in the value of an investment in the Fund over a specified period. Both calculations assume that all income dividends and capital gain distributions during the period are reinvested at net asset value in additional Fund shares. Quotations of the average annual total return may reflect the deduction of the maximum sales charge and a proportional share of Fund expenses on an annual basis. The results, which are annualized, represent an average annual compounded rate of return on a hypothetical investment in the Fund over a period of one, five or ten years ending on the most recent calendar quarter (but not for a period greater than the life of the Fund). Quotations of cumulative total return, which are not annualized, represent historical earnings and asset value fluctuations. Cumulative total return figures used in advertisements or sales literature will not usually reflect the deduction of the maximum sales charges which, if deducted, would reduce the Fund's total return. Average annual total returns and cumulative total returns are based on past performance which is not a guarantee of future results.

  Performance information for the Fund may be compared in reports and promotional literature to: (a) the S&P 500, the Russell 2000, the Value Line Index, the Dow Jones Industrial Average, New York Stock Exchange Composite Index, the Nasdaq Composite Index or other appropriate unmanaged indices of performance of various types of investments, so that investors may compare the Fund's results with those of indices widely regarded by investors as representative of the securities markets in general; (b) other groups of mutual funds tracked by Lipper Analytical Services, Inc., Morningstar, Inc., Value Line Publishing, Inc., Micropal Data, Inc. or CDA Investment Technologies, Inc.; and
(c) the Consumer Price Index (measure of inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objective and policies, the types and quality of the Fund's portfolio investments, market conditions during the particular time period and operating expenses. Such information should not be considered as a representation of the Fund's future performance. For a description of the methods used to determine the Fund's average annual total return and cumulative total return, see "Performance Information" in the Statement of Additional Information.


                              GENERAL INFORMATION

  The Fund is an open-end diversified management investment company, as defined in the 1940 Act, as amended. It was incorporated in Maryland on May 17, 1993, and commenced operations on October 1, 1993. The Fund has an authorized capitalization of 10,000,000 shares of $0.01 par value common stock. There is no other class of security outstanding. All shares have equal voting and liquidation rights and have one vote per share. Voting rights are noncumulative, which means that holders of more than 50% of the shares voting for the election of Directors may elect 100% of the Directors if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for the Directors will not be able to elect any Directors. All shares have equal dividend rights, are fully paid, nonassessable and freely transferable and have no conversion, preemptive or subscription rights. Fractional shares have the same rights, pro rata, as full shares. The Fund's securities are held by Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202-5207 , under a Custodian Agreement with the Fund. Firstar Trust Company also acts as both Transfer Agent and dividend paying agent for the Fund.

  Under the General Corporation Law of Maryland, the Fund is not required to hold, and does not intend to hold, an annual meeting of its shareholders unless required under the Investment Company Act of 1940. However, shareholders have the right to require the Secretary of the Fund to call a shareholders' meeting upon the written request of shareholders entitled to vote not less than ten percent of all votes entitled to be cast at such meeting, provided that (a) such request shall state the purposes of such meeting and matters proposed to be acted on, and (b) the shareholders requesting such meeting shall have paid to the Fund the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such shareholders. No meeting shall be called upon the request of shareholders to consider any matter which is substantially the same as a matter voted upon at any special meeting of the shareholders held during the preceding 12 months, unless requested by the holders of a majority of all shares entitled to be voted at such meeting. In addition, the holders of not less than 10% of the shares entitled to vote at a special meeting have the right to call such meeting for the purpose of removing one or more of the Directors. See the Statement of Additional Information for more information.

  Shareholders will be provided semi-annually with a report showing the Fund's portfolio and other information and annually, after the close of the Fund's fiscal year, which ends September 30, with an annual report containing audited financial statements. Shareholders who have questions about the Fund including inquiries about investment or redemption procedures, should call the Fund at 1-888-933-5391, or contact their brokers.


                            INDEPENDENT ACCOUNTANTS

   Coopers & Lybrand L.L.P., Milwaukee, Wisconsin, serve as Independent Accountants to the Fund.


   NO DEALER, SALESPERSON, OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND OR THE DISTRIBUTOR TO MAKE SUCH OFFER OR SOLICITATION IN SUCH JURISDICTION.



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KEELEY Small Cap Value Fund, Inc.
===============================================================================
PURCHASE APPLICATION


Mail To:                                   Overnight Express Mail To:
KEELEY Small Cap Value Fund, Inc.          KEELEY Small Cap Value Fund, Inc.
c/o Firstar Trust Company                  Mutual Fund Services
P.O. Box 701                               615 E. Michigan St., 3rd Floor
Milwaukee, WI 53201-0701                   Milwaukee, WI 53202-5207

Use this application for individual, custodial, trust, profit sharing or pension plan accounts. Do not use this form for KEELEY Small Cap Value Fund sponsored IRA, Roth IRA or SEP IRA accounts. For any additional information, please call KEELEY Small Cap Value Fund, Inc. at 1-888-933-5391.

--------------------------------------------------------------------------------

A. INVESTMENT

  ___ KEELEY Small Cap Value Fund     Please indicate the amount you wish to
      invest  $_____________________($250 minimum)


  ___ Portico Money Market Fund       Please indicate the amount you wish to
      invest  $_____________________($100 minimum)


  ___ By check: Payable to KEELEY Small Cap Value Fund. Amount $________________


  ___ By wire: Call 1-888-933-5391. Indicate total amount and date of wire

      $____________________________  Date_______________________________________

--------------------------------------------------------------------------------

B. REGISTRATION

  ___ Individual

      Name(First)___________________ (Initial)______ (Last)_____________________

      Social Security Number______________________ Birthdate____________________

      Citizen of  ___ U.S.   ___ Other _________________________________________
                                                Country of tax residency

  ___ Joint Owner*

      Name(First)___________________ (Initial)______ (Last)_____________________

      Social Security Number______________________ Birthdate____________________

      Citizen of  ___ U.S.   ___ Other _________________________________________
                                                Country of tax residency


      *Registration will be Joint Tenants With Rights Of Survivorship, unless otherwise specified.


  ___ Transfer to Minor

      Name of Custodian (only one permitted)
      (First)___________________ (Initial)______ (Last)_________________________

      Name of Minor (only one permitted)
      (First)___________________ (Initial)______ (Last)_________________________

      Minor's Social Security Number

      Minor's Birthdate (Mo/Day/Yr)_____________________________________________

      State of Residence________________________________________________________

      Minor is citizen of  ___ U.S.   ___ Other ________________________________
                                                       Country of tax residency

  ___ Corporation/Trust**, Partnership*** or Other Entity***

      Name of Trustee(s)-_______________________________________________________
      (If to be included in registration)

      Name of Trust/Corporation/Partnership_____________________________________

      Social Security or Taxpayer Identification Number_________________________

      Date of Agreement (Mo/Day/Yr)_____________________________________________

      **Corporate Resolution is required.
      ***Additional documentation and certification may be required.

--------------------------------------------------------------------------------

C. MAILING ADDRESS

  Address_______________________________________________________________________


  City/State/Zip________________________________________________________________

  Daytime Phone Number_________________ Evening Phone Number____________________


  ___ Duplicate Confirmation to:

      Name______________________________________________________________________

      Address___________________________________________________________________

      City/State/Zip____________________________________________________________

--------------------------------------------------------------------------------

D. DISTRIBUTION OPTIONS

  Capital gains and dividends will be reinvested if no option is selected.

                                      Dividends and        Dividends and
                                      Capital Gains       Capital Gains
                                        Reinvested           in Cash
                                        ----------           -------

 ___  KEELEY Small Cap Value Fund          ___                 ___


 ___  Portico Money Market Fund            ___                 ___


  Unless otherwise indicated, cash distributions will be mailed to the address in Section C.

--------------------------------------------------------------------------------

E. TELEPHONE EXCHANGE (OPTIONAL)

   ___ Yes, I would like the telephone exchange feature available to me. This allows exchanges between identically registered accounts in the KEELEY Small Cap Value Fund and Portico Money Market Fund. A $250 minimum applies to exchanges. A $5 fee will be applied to any telephone exchange.

--------------------------------------------------------------------------------

F. AUTOMATIC INVESTMENT PLAN

  Your signed Application must be received at least 15 business days prior to initial transaction.

  An unsigned voided check (for checking accounts) or a savings account deposit slip is required with your Application.
  Please start my Automatic Investment Plan as described in the Prospectus beginning: Month____________________________ Year_______________.

  I hereby instruct Firstar Trust Company, Transfer Agent for the KEELEY Small Cap Value Fund, to automatically transfer $____________________(minimum $50) directly from my checking, NOW or savings account named below on the ____________of each month or the first business day thereafter. I understand that I will be assessed a $20 fee if the automatic purchase cannot be made due to insufficient funds, stop payment, or any other reason. Automatic Investment Plan contributions to my IRA will be reported as current year contributions.

  Name(s) on Bank Account_______________________________________________________

  Bank Name_________________________________ Account Number_____________________

  Bank Address__________________________________________________________________

  Bank Routing Number___________________________________________________________

  Signature of Bank Account Owner_______________________________________________

  Signature of Joint Owner______________________________________________________

--------------------------------------------------------------------------------

G. RIGHTS OF ACCUMULATION

   ___I or my spouse currently have the following account(s) which may make me eligible for sales charge discounts through Rights of Accumulation as described in the Prospectus.

      Account Number________________________ Account Number ____________________


--------------------------------------------------------------------------------

H. SIGNATURE AND CERTIFICATION REQUIRED BY THE INTERNAL REVENUE SERVICE

  I have received and read the Prospectus for the KEELEY Small Cap Value Fund (the "Fund"). I understand the Fund's investment objectives and policies and agree to be bound by the terms of the Prospectus. I am of legal age in my state of residence and have full authority to purchase shares of the Fund and to establish and use any related privileges.

  Neither the Fund nor its Transfer Agent will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed. If an account has multiple owners, the Fund may rely on the telephone instructions of any one account owner.

  By selecting the option in Section F, I hereby authorize the Fund to initiate debits to my account at the bank indicated and for the bank to debit the same to such account through the Automated Clearing House ("ACH") system.

  UNDER THE PENALTY OF PERJURY, I CERTIFY THAT (1) THE SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER SHOWN ON THIS FORM IS MY CORRECT SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER, AND (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING EITHER BECAUSE I AM EXEMPT FROM BACKUP WITHHOLDING, I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE (IRS) THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING. CERTIFICATION INSTRUCTIONS: I MUST CROSS OUT ITEM (2) ABOVE IF THE IRS HAS PROVIDED NOTIFICATION THAT I AM CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR DIVIDENDS ON MY TAX RETURN. THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

  Signature of Owner*__________________________________ Date____________________


  Signature of Joint Owner (if any)____________________ Date____________________


  *If shares are to be registered in: (1) joint names, both persons should sign; (2) a custodian for a minor, the custodian should sign; (3) a trust, the trustee(s) should sign; or (4) a corporation or other entity, an officer should sign and print name and title on the space provided below.

  Print Name and Title of officer signing for a corporation or other entity
  ______________________________________________________________________________

--------------------------------------------------------------------------------

I. DEALER INFORMATION
   (Please be sure to complete representative's first name and middle initial.)

  Dealer Name___________________________________________________________________


  DEALER MAIN OFFICE

  Address_______________________________________________________________________

  City/State/Zip________________________________________________________________

  Telephone Number______________________________________________________________


  Representative Name (Last)_______________________(First)__________(Initial)___


  REPRESENTATIVE BRANCH OFFICE
  Address_______________________________________________________________________

  City/State/Zip________________________________________________________________

  Telephone Number_____________________ Rep's A.E. Number_______________________

                                                                            1/98


                               Investment Adviser
                         KEELEY ASSET MANAGEMENT CORP.
                      401 South LaSalle Street, Suite 1201
                            Chicago, Illinois 60605
                                  312-786-5000
                                  800-621-5084


                                  Distributor
                            KEELEY INVESTMENT CORP.
                      401 South LaSalle Street, Suite 1201
                            Chicago, Illinois 60605
                                  312-786-5000
                                  800-621-5084


                     Custodian, Transfer Agent and Dividend
                                Disbursing Agent
                             FIRSTAR TRUST COMPANY
                              Milwaukee, Wisconsin
                                  888-933-5391


                            Independent Accountants
                            COOPERS & LYBRAND L.L.P.


                              Milwaukee, Wisconsin


                                    Counsel
                               SCHWARTZ & FREEMAN
                               Chicago, Illinois


-------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION

January 29, 1998

KEELEY SMALL CAP VALUE FUND, INC.                401 SOUTH LASALLE STREET
                                                 SUITE 1201
                                                 CHICAGO, ILLINOIS  60605
                                                 312-786-5050
                                                 800-533-5344


     This Statement of Additional Information is not a prospectus, but provides expanded and supplemental information contained in the current prospectus of KEELEY Small Cap Value Fund, Inc. (the "Fund") dated January 29, 1998 and should be read in conjunction with the Fund's Prospectus and any additional supplements to the Prospectus and the Fund's financial statements. Investors should note, however, that a Statement of Additional Information is not itself a prospectus and should be read carefully in conjunction with the Fund's Prospectus and retained for future reference. The contents of this Statement of Additional Information are incorporated by reference in the Prospectus in their entirety. A copy of the Prospectus and Annual Report to Shareholders may be obtained free of charge from the Fund at the address and telephone number listed above.


                               TABLE OF CONTENTS

                                                         Page

Introduction                                               3
General Information and History                            3
Investment Objective, Policies, and Risk Considerations
      Investment Objectives                                3
      Investment Policies and Risk Considerations          4
Investment Restrictions                                    6
Performance Information
      Portfolio Turnover                                   8
      Cumulative Total Return                              8
      Average Annual Total Return                          9
Management of the Fund
      Directors and Officers                              10
Control Persons and Principal Holders of Securities       12
Investment Adviser                                        12
      Administrative Services                             13
Custodian, Transfer Agent and Dividend Disbursing Agent
      Custodian                                           13
      Transfer Agent and Dividend Disbursing Agent        14
Net Asset Value                                           14
Purchases and Redemption                                  15
Exchange Privilege                                        15
Taxation                                                  15
Distribution of Shares                                    16
Plan of Distribution Pursuant to Rule 12b-1               17
Portfolio Transactions and Brokerage
      Portfolio Transactions                              18
      Brokerage                                           18
Additional Information
      Shareholder Meetings                                19
      Removal of Directors by Shareholders                20
Independent Public Accountants                            20
Financial Statements and Reports                          21
Appendix A:  Description of Bond Ratings                  22



                                  INTRODUCTION

     This Statement of Additional Information is designed to elaborate upon the discussion of certain securities and investment techniques which are described in the Prospectus. The more detailed information contained herein is intended solely for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of the Fund's securities and investment techniques. Captions and defined terms in the Statement of Additional Information generally correspond to like captions and terms in the Prospectus.

     No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information or the Prospectus dated January 29, 1998, and, if given or made, such information or representations may not be relied upon as having been authorized by the Fund. This Statement of Additional Information does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made. The delivery of the Statement of Additional Information at any time shall not imply that there has been no change in the affairs of the Fund since the date hereof.



                        GENERAL INFORMATION AND HISTORY

     The Fund was incorporated in Maryland on May 17, 1993, and registered under the Investment Company Act of 1940 (the "1940 Act") on July 27, 1993. The Fund commenced operations on October 1, 1993.


             INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS

INVESTMENT OBJECTIVE

     The Fund's investment objective is to seek capital appreciation by following a strategy of investing in securities believed by its Investment Adviser to have above average potential for capital appreciation with an emphasis on companies with a relatively small market capitalization, less than $1 billion at the time of investment. Current dividend or interest income is not a factor in the selection of securities to be held by the Fund in its portfolio. The Fund's investment objective may not be changed by the Board of Directors without shareholder approval.

The Fund seeks to achieve this objective by investing primarily in companies which have a relatively small market capitalization, less than $1 billion at time of investment. Under normal market conditions, the Fund will have at least 65% of its total assets invested in common stocks and other equity-type securities of such companies. Other equity-type securities include preferred stock, convertible debt securities and warrants. Within this group of companies, the Fund will emphasize two basic categories. The first category is companies involved in various types of corporate reorganizations, such as spin-offs, recapitalizations, and companies emerging from bankruptcy. From time to time, the Fund may invest a significant portion of its net assets in this first category. The second category is companies that are trading at prices at or below actual or perceived book value and companies that are undergoing substantial changes, such as significant changes in markets or technologies, management and financial structure. The Adviser believes that this strategy allows the Fund to purchase equity shares at relatively favorable market prices.


INVESTMENT POLICIES AND RISK CONSIDERATIONS


DEBT SECURITIES

     The Fund may invest in debt securities, including debt securities that are not rated or are rated below investment grade, commonly referred to as "junk bonds" by the recognized rating agencies (i.e., Baa or higher by Moody's Investor Services, Inc. ("Moody's") or BBB or higher by Standard & Poor's Corporation ("S&P"). However, the Fund will not invest in or hold more than 5% of its net assets in debt securities other than U.S. Treasury bills and notes, short-term corporate fixed income securities, including master demand notes (rated Aa or higher by Moody's or AA or higher by S&P, or unrated but determined by the Adviser to be of comparable quality).

     Securities rated Baa or BBB are considered to be medium grade and to have speculative characteristics. Lower-rated debt securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay
principal.   Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

     To the extent the Fund invests in lower-rated debt securities, achievement by the Fund of its investment objective will be more dependent on the Adviser's credit analysis than would be the case if the Fund were investing in higher quality debt securities. Since the ratings of rating services (which evaluate the safety of principal and interest payments, not market risks) are used only as preliminary indicators of investment quality, the Adviser employs its own credit research and analysis. These analyses may take into consideration such quantitative factors as an issuer's present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capability, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology, and foreign business exposure.

     Medium- and lower-quality debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling this type of security. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

     A description of the ratings used by Moody's and S&P is included as Appendix A to this Statement of Additional Information.

FOREIGN SECURITIES

     The Fund may invest in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers.

     To the extent positions in portfolio securities are denominated in foreign currencies, the Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall.

     Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protection applicable to foreign subcustodial arrangements.

     Although the Fund intends to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.


UNSEASONED ISSUERS

     The Fund may invest up to 5% of its net assets in the securities of unseasoned issuers, that is, issuers that, together with predecessors, have been in operation less than three years. The Adviser believes that investment in securities of unseasoned issuers may provide opportunities for long-term capital growth, although the risks of investing in such securities are greater than with common stock of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources.

ILLIQUID SECURITIES

     The Fund may invest up to 5% of its net assets in securities for which there is no ready market ("illiquid securities"), including any securities that are not readily marketable either because they are restricted securities or for other reasons. Restricted securities are securities that have not been registered under the Securities Act of 1933 and are thus subject to restrictions on resale. Under the supervision of the Board of Directors, the Adviser determines the liquidity of the Fund's investments. Securities that may be sold pursuant to Rule 144A under the Securities Act may be considered liquid by the Adviser. A position in restricted securities might adversely affect the liquidity and marketability of a portion of the Fund's portfolio, and the Fund might not be able to dispose of its holdings in such securities promptly or at reasonable prices. In those instances where the Fund is required to have restricted securities held by it registered prior to sale by the Fund and the Fund does not have a contractual commitment from the issuer or seller to pay the costs of such registration, the gross proceeds from the sale of securities would be reduced by the registration costs and underwriting discounts.


                            INVESTMENT RESTRICTIONS

     The Fund has adopted certain investment restrictions. The following restrictions supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment restriction states a maximum percentage of the Fund's assets that may be invested in any security or other asset, such percentage restriction will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, total assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment limitations.

     The Fund has adopted the following fundamental investment restrictions, which cannot be changed without the approval of the holders of the lesser of (i) 67% of the Fund's shares present or represented at a shareholders' meeting at which the holders of more than 50% of such shares are present or represented; or
(ii) more than 50% of the outstanding shares of the Fund:

      1. With respect to 75% of the Fund's net assets, the Fund will not invest more than 5% of such net assets (valued at the time of investment) in securities of any one issuer, except in U.S. government obligations.

      2. With respect to 75% of the Fund's net assets, the Fund will not acquire securities of any one issuer which at the time of investment represent more than 10% of the voting securities of the issuer.

      3. The Fund will not act as an underwriter or distributor of securities other than its own capital stock, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale.

      4. The Fund will not lend money, but this restriction shall not prevent the Fund from investing in (i) a portion of an issue of debt securities or (ii) repurchase agreements.

      5. The Fund will not purchase or sell real estate, interests in real estate or real estate limited partnerships, although it may invest in marketable securities of issuers that invest in real estate or interests in real estate.

      6. The Fund will not pledge any of its assets, except to secure indebtedness permitted by the Fund's investment restrictions.

      7. The Fund will not concentrate its investments by investing 25% or more of the value of the Fund's total assets taken at market value at the time of the investment (other than U. S. Government securities) in companies of any one industry.


      8. The Fund will not purchase and sell commodities or commodity contracts except that it may enter into forward contracts to hedge securities transactions made in foreign currencies. This limitation does not apply to financial instrument futures and options on such futures.

      9. The Fund will not borrow, except that the Fund may borrow from banks as a temporary measure amounts up to 10% of its total assets, provided (i) that the total of reverse repurchase agreements and such borrowings will not exceed 10% of the Fund's total assets and (ii) the Fund will not purchase securities when its borrowings (including reverse repurchase agreements) exceed 5% of total assets. The Fund does not currently intend to enter into reverse repurchase agreements.

      10. The Fund will not issue senior securities, except for reverse repurchase agreements and borrowings as permitted by the Fund's other investment restrictions.

     In addition to the fundamental restrictions listed above, the Fund has adopted the following restrictions that may be changed by the Board of Directors without shareholder approval:

      1. The Fund will not invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in marketable securities of issuers engaged in oil, gas or mineral exploration.

      2. The Fund will not purchase or hold securities of an issuer if all of the officers and Directors of the Fund and its Adviser who individually own beneficially more than one-half of 1% of the securities of such issuer collectively own beneficially more than 5% of such securities.

      3. The Fund will not invest more than 5% of its net assets (valued at the time of investment) in securities of issuers with less than three years' operation (including predecessors).

      4. The Fund will not invest more than 5% of its net assets in securities for which there is no ready market (including restricted securities and repurchase agreements maturing in more than seven days).



      5. The Fund will not participate in a joint trading account, purchase securities on margin (other than short-term credits as necessary for the clearance of purchases and sales of securities) or sell securities short (unless the Fund owns an equal amount of such securities, or owns securities that are convertible or exchangeable without payment of further consideration into an equal amount of such securities). The Fund does not currently intend to sell securities short even under the conditions described in Investment Restrictions

      6. The Fund will not invest for the purpose of exercising control or management of any company.

      7. The Fund will not invest more than 2% of its net assets (valued at the time of investment) in warrants not listed on the New York or American stock exchanges, nor more than 5% of its net assets in warrants. Warrants acquired by the Fund in units or attached to securities are not subject to this restriction.

      8. The Fund will not acquire securities of other investment companies except (i) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and (ii) where the acquisition results from a dividend or a merger, consolidation or other reorganization. In addition to this investment restriction, the 1940 Act provides that the Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund's assets (valued at time of investment) in all investment company securities purchased by the Fund.

      9. The Fund will not invest in, or write, options, puts, calls, straddles or spreads.

      10. The Fund will not invest more than 5% of its net assets in foreign securities.

      11. The Fund will not invest more than 5% of its net assets in forward contracts, financial instrument futures and options on such futures.

     The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of shares of the Fund in certain states. Should the Fund determine that a commitment is no longer in the best interest of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.


                            PERFORMANCE INFORMATION

PORTFOLIO TURNOVER

The portfolio turnover rate of the Fund is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio securities owned by the Fund during the fiscal year. A 100% portfolio turnover rate would occur, for example, if all of the portfolio securities (other than short term securities) were replaced once during the fiscal year. The portfolio turnover rate will vary from year to year, depending on market conditions. Increased portfolio turnover may result in greater brokerage commissions. For the fiscal year ending September 30, 1997, the Fund's portfolio turnover rate was 36.40%.

CUMULATIVE TOTAL RETURN

      Cumulative Total Return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                     CTR =    ERV - P
                            ----------   *  100
                                P

     Where: CTR = Cumulative total return;

            ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period; and,

            P =   initial payment of $1,000.

This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charges as expenses to all shareholder accounts.

  The cumulative total return for the year ended September 30, 1997 was 46.65%.


AVERAGE ANNUAL TOTAL RETURN

     Average annual total return is the average annual compounded rate of change in value represented by the total return for the period.

Average annual total return is computed as follows:

                          ERV   1/N
                   T = (--------)    -1
                           P

Where: P = the amount of an assumed initial investment in Fund shares
       T = average annual total return
       N = number of years from initial investment to the end of the period ERV = ending redeemable value of shares held at the end of the period


     The Fund imposes a maximum 4.50% sales charge and pays distribution expenses equal to 0.25% of net assets. Income taxes payable by shareholders are not taken into account. The Fund's performance is a result of conditions in the securities market, portfolio management, and operating expenses. Although information such as that described above may be useful in reviewing the Fund's past performance and in providing some basis for comparison with other investment alternatives, it is not necessarily indicative of future performance and should not be used for comparison with other investments using different reinvestment assumptions or time periods.

      After deduction of initial sales charge, the Fund's average annual total return for the one year ended September 30, 1997 was 46.65%. Because the Fund commenced operations on October 1, 1993, no five-year or ten-year period average annual total return figures are reported. Life of the Fund average annual total return is reported in lieu of five and ten year figures based on the commencement of operations of the Fund and ended September 30, 1997 was 20.86%.


                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

     The Directors and officers of the Fund and their principal business activities during the past five years are:

                          Positions Held          Principal Occupations
Name and Address          with Fund               and Other Affiliations
------------------------  ----------------------  ----------------------

John L. Keeley, Jr.<F1>   Director and President  Director, President and
401 South LaSalle Street                          Treasurer of Keeley Asset
Suite 1201                                        Management Corp and of
Chicago, Illinois  60605                          Keeley Investment Corp.



Michael J. O'Brien<F2>    Director                President, O'Brien Bros.
53 West Jackson Boulevard                         Trading Co. (Commodities
Suite 1240                                        Trading), Registered
Chicago, Illinois  60604                          Commodity Trading Advisor,
                                                  Commodity Pool Operator and
                                                  Introducing Broker

John F. Lesch<F3>         Director                Attorney, Nisen & Elliott,
200 West Adams Street                             a partnership
Suite 2500
Chicago, Illinois  60606

John G. Kyle<F4>          Director                Owner and operator, Shell
10 Skokie Highway                                 Oil Service Stations and
Highland Park, Illinois                           Gasoline Distributor
60035

Elwood P. Walmsley<F4>    Director                Director of Sales, Miles
166 East Hillside Road                            Laboratories
Barrington, Illinois
60010

Mark Zahorik              Vice President          Vice President, Keeley
401 South LaSalle Street                          Asset Management Corp. and
Suite 1201                                        Keeley Investment Corp.
Chicago, Illinois  60605

Mary A. Ferrari           Secretary               Corporate Secretary, Keeley
401 South LaSalle Street                          Asset Management Corp. and
Suite 1201                                        Keeley Investment Corp.
Chicago, Illinois  60605                          since 1992

Emily Viehweg             Treasurer               Assistant Treasurer, Keeley
401 South LaSalle Street                          Asset Management Corp.
Suite 1201                                        since 1994;
Chicago, Illinois 60605                           Prior thereto, Portfolio
                                                  Assistant at Lincoln
                                                  Capital

     Each of the above persons has held the position and engaged in the principal occupation described above for more than five years.

<F1> John L. Keeley, Jr., is an "interested person" of the Fund as defined in the 1940 Act.

<F2> Mr. O'Brien is a general partner in a limited partnership that is a limited partner in an investment partnership in which Mr. Keeley and the Adviser are general partners. Such investments were made under the same terms and conditions applicable to all other partners. Mr. Keeley is a limited partner in a commodity trading partnership in which Mr. O'Brien is the general partner. Such investment by Mr. Keeley was made under the same terms and conditions applicable to all the other limited partners.

<F3> Mr. Lesch has performed legal services (principally related to
     Federal income tax matters) for Mr. Keeley on an individual basis, unrelated to the business of Keeley Asset Management Corp. or Keeley Investment Corp. Fees paid by Mr. Keeley to Mr. Lesch were approximately $11,000 for the last three years.

<F4> Mr. Kyle and Mr. Walmsley maintain brokerage accounts with
     Keeley Investment Corp., the Fund's principal underwriter.

      At September 30, 1997, the Directors and officers owned 284,563 shares, representing 29.34% of the outstanding shares of the Fund.

     The officers are "interested persons" of the Fund and are also officers of Keeley Asset Management Corp., Keeley Investment Corp. or its Affiliates, and receive compensation therefrom. They do not receive additional compensation for services rendered to the Fund. The "Non-Interested" Directors of the Board receive $500 for each meeting attended. The regular meetings of the Board are held quarterly. For the fiscal year ended September 30, 1997, total fees paid to the Directors aggregated $8,033.


                                  Pension or                   Total
                                  Retirement                   Compensation
                                  Benefits                     From Registrant
                    Aggregate     Accrued      Estimated       and Fund
                    Compensation  As Part      Annual          Complex
Name of Person,     From          of Fund      Benefits Upon   Paid to
Position            Registrant    Expenses     Retirement      Directors
------------------  ------------  ----------   ----------      ---------
John L. Keeley,            $0         $0           $0               $0
Jr., Director

Michael J. O'Brien,    $2,000         $0           $0           $2,000
Director

John F. Lesch,         $2,000         $0           $0           $2,000
Director

John G. Kyle,          $2,000         $0           $0           $2,000
Director

Elwood P. Walmsley,    $2,000         $0           $0           $2,000
Director


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     For this purpose "control" means : (i) the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company; (ii) the acknowledgment or assertion by either the controlled or controlling party of the existence of control; or (iii) an adjudication under the terms and conditions of the Investment Company Act of 1940 ("the Act"), which has become final, that control exists.

     Beneficial owners of more than 25% of the Fund's outstanding shares as of September 30, 1997, were John L. Keeley, Jr. who owned 275,318 shares of the Fund's common stock. These shares represent 28.39% of the issued and outstanding shares of common stock of the Fund.


                               INVESTMENT ADVISER

          Keeley Asset Management Corp., organized in the State of Illinois on December 28, 1981, is the Fund's investment adviser (the "Adviser"). John L. Keeley, Jr. is the sole stockholder of the Adviser. Pursuant to an Investment Advisory Agreement entered into between the Adviser and the Fund, the Adviser is responsible for administering affairs and supervising the investment program for the Fund. Under the terms of the Investment Advisory Agreement, the Adviser is obligated to manage the Fund's portfolio in accordance with applicable laws and regulations. The Adviser also furnishes to the Board of Directors, which has overall responsibility for the business affairs of the Fund, periodic reports on the investment performance of the Fund.

     The Investment Advisory Agreement was re-approved by the Board of Directors, including a majority of the Directors who are not parties to the Agreement, or interested persons of such parties, at a meeting held on November 12, 1997. The Agreement will continue in effect indefinitely, provided such continuance is approved annually by (i) the holders of a majority of the outstanding voting securities of the Fund or by the Board, and (ii) a majority of the Directors who are not parties to such Advisory Agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party. The Agreement may be terminated upon sixty days written notice by either party to the Agreement and will terminate automatically if assigned.

     For its services, the Adviser receives a monthly fee at an annual rate of 1% of the average daily net assets of the Fund. The Investment Advisory Agreement provides that the Adviser will waive a portion of its management fee, or reimburse the Fund, to the extent that its total annual operating expenses exceed 2.50%, exclusive of (i) taxes, (ii) interest charges, (iii) litigation and other extraordinary expenses, and (iv) brokers' commissions and other charges relating to the purchase and sale of the Fund's portfolio securities. The Investment Advisory Agreement also provides that the Adviser shall not be liable to the Fund or its shareholders from or as a consequence of any act or omission of the Adviser, or of any of the directors, officers, employees or agents of the Adviser, in connection with or pursuant to this Agreement, except by willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or by reason of reckless disregard by the Adviser of its obligations and duties under this Agreement. For the year ended September 30, 1997, the Adviser earned $142,919 in advisory fees. For the year ended September 30, 1996, the Adviser earned $50,569 (net of fee waivers of $40,643). For the year ended September 30, 1995, the Adviser waived its entire advisory fee of $54,624 and reimbursed the Fund an additional $24,297 for operating expenses that exceeded the 2.50% expense limitation.

ADMINISTRATIVE SERVICES
     The Fund has entered into an Amended and Restated Administration Agreement by and between the Fund and Sunstone Financial Group, Inc. ("Sunstone"). Sunstone acts as the Fund's administrative services agent pursuant to an Agreement and is reimbursed for its costs associated with providing services to the Fund thereunder. Such compensation will be fair and reasonable.
     The Amended and Restated Agreement is renewable from year to year if the Fund's Board of Directors (including a majority of the Fund's disinterested Directors) approves the continuance of the Agreement. Sunstone or the Fund may terminate the Administrative Services Agreement on sixty (60) days written notice to either party. Amendments to the Agreement may be effectuated if approved by the Board of Directors (Including a majority of the Fund's disinterested Directors). Said Agreement is not assignable by the Fund without written consent of Sunstone or written authorization of the Fund's Board of Directors.
     For the year ended September 30, 1997, the Administrator received $38,500 for services provided to the Fund.


            CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

CUSTODIAN

     Firstar Trust Company, (the "Custodian") 615 East Michigan Avenue, Milwaukee, Wisconsin 53201-0701, is the custodian for the Fund. As Custodian to the Fund it is responsible for holding all securities and cash of the Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Fund, and performing other administrative duties, all as directed by authorized persons of the Fund. The Custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Fund. The Fund has authorized the Custodian to deposit certain portfolio securities in central depository systems as permitted under federal law. The Fund may invest in obligations of the Custodian and may purchase or sell securities from or to the Custodian.


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

     Pursuant to a Transfer Agent Agreement (the "Agreement") Firstar Trust Company ("Firstar") acts as the Transfer and Dividend Disbursing Agent for the Fund. Firstar is compensated for the performance of duties listed in the Agreement, which include but are not limited to the following: printing, postage, forms, stationary, record retention, mailing, insertion, programming, labels, shareholder lists, and proxy expenses. These fees and reimbursable expenses may be changed from time to time subject to mutual written agreement between Firstar and the Fund and with the approval of the Board of Directors.

     Under this Agreement, Firstar receives orders for the purchase of shares; processes purchase orders and issues the appropriate number of certificated or uncertificated shares; processes redemption requests; pays money in accordance with the instructions of redeeming shareholders; transfers shares; processes exchanges between funds within the same family of funds; issues, cancels and replaces lost, stolen, or destroyed certificates; transmits payments for dividends and distributions; maintains current shareholder records; files U.S. Treasury Department Form 1099s and other appropriate information required with respect to dividends and distributions for all shareholders; provides shareholder account information upon request; mails confirmations and statements of account to shareholders for all purchases, redemptions and other confirmable transaction as agreed upon with the Fund; and, monitors the total number of shares sold in each state.

                                NET ASSET VALUE

     For purposes of computing the net asset value of a share of the Fund, securities listed on an exchange, or quoted on a national market system are valued at the last sales price at the time of valuation or lacking any reported sales on that day, at the most recent bid quotations. Securities traded on only the over-the-counter markets are valued on the basis of the closing over-the-counter bid prices when there is no last sale price available. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis.

     The Fund's net asset value will not be determined on any day on which the New York Stock Exchange is not open for trading. That Exchange is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively.

     The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period for any one shareholder. Redemptions in excess of the above amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities.

     Investments by corporations must include a certified copy of corporate resolutions indicating which officers are authorized to act on behalf of the account. Investments by trustees must include a copy of the title and signature page of the trust agreement and pages indicating who is authorized to act.


     On September 30, 1997, the net asset value per share of the Fund was calculated as follows:

      Net Assets         $20,824,111
                       ---------------   = $21.48 Net Asset Value Per Share
      Share Outstanding    969,643


                       PURCHASES AND REDEMPTION OF SHARES

     For information on purchase and redemption of shares, see "Purchase of Shares" and "How to Redeem Shares" in the Fund's Prospectus. The Fund may suspend the right of redemption of shares of the Fund for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closing or during which trading on the New York Stock Exchange is restricted; (ii) when the Securities and Exchange commission determines that a state of emergency exists which may make payment or transfer not reasonable practicable; (iii) as the Securities and Exchange Commission may by order permit for the protection of the security holder of the Fund; or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares.

                               EXCHANGE PRIVILEGE

     Investors may exchange shares of the Fund having a value of $1,000 or more for shares of the Firstar Money Market Fund (the "Money Market Fund") at their net asset value and at a later date exchange such shares and shares purchased with reinvested dividends for shares of the Fund at net asset value. Investors who are interested in exercising the exchange privilege should first contact the Fund to obtain instructions and any necessary forms. The exchange privilege does not in any way constitute an offering of, or recommendation on the part of the Fund or the Adviser of, an investment in the Money Market Fund. Any investor who considers making such an investment through the exchange privilege should obtain and review the prospectus of the Money Market Fund before exercising the exchange privilege.

     The exchange privilege will not be available if (i) the proceeds from a redemption of shares are paid directly to the investor or at his or her discretion to any persons other than the Money Market Fund or (ii) the proceeds from redemption of the shares of the Money Market Fund are not immediately reinvested in shares of the Fund. The exchange privilege may be terminated by the Fund upon at least 60 days prior notice to investors.

     For federal income tax purposes, a redemption of shares pursuant to the exchange privilege will result in a capital gain if the proceeds received exceed the investor's tax-cost basis of the shares redeemed. Such a redemption may also be taxed under state and local tax laws, which may differ from the Code.


                                    TAXATION

     The Fund intends to qualify annually and elects to be treated as a regulated investment company under the Internal Revenue Code of 1986 (the "Code").

     To qualify as a regulated investment company, the Fund must, among other things: (i) derive in each taxable year at least ninety percent (90%) of its gross income from dividends, interest, payments with respect to securities loan, and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least fifty percent (50%) of the market value of the Fund's assets are represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than five percent (5%) of the value of the Fund's total assets and 10 percent (10%) of the outstanding voting securities of such issuer, and (b) not more than twenty-five percent (25%) of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities of the securities of other regulated investment companies); and (iii) distribute at least ninety percent (90%) of its net investment income (which includes dividends, interest, and net short-term capital gains in excess of and net long-term capital losses) each taxable year.

      As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its net investment income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its net investment income and any net capital gains. In addition, amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible four percent (4%) excise tax. To avoid the tax, the Fund must distribute during each calendar year, (i) at least ninety-eight percent (98%) of its ordinary income (not taking into account any capital gains or loses ) for the calendar year, (ii) at least ninety-eight percent (98%) of its capital gains in excess of its capital losses for the twelve-month period ending October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make these distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if it is declared by the Fund before December 31 of the year and paid by the Fund by January 31 of the following year. Such distribution will be taxable to shareholders in the year the distributions are declared, rather than the year in which the distributions are received.


                           DISTRIBUTION OF SHARES

     Pursuant to an Underwriting Agreement by and between the Fund and Keeley Investment Corp., shares of the Fund are distributed through Keeley Investment Corp., (the "Distributor") a registered broker-dealer under the Securities Act of 1934, member of the National Association of Securities Dealers, Inc. (NASD), the Securities Investor Protection Corporation (SIPC), and an affiliate of the Adviser.

     The Underwriting Agreement provides that the Distributor will use its best efforts to distribute the shares of the Fund on a continuous basis and will receive commissions on such sales as described in the Prospectus under "Purchasing Shares." The Underwriting Agreement further provides that the Distributor bears the costs of advertising and any other costs attributable to the distribution of the shares of the Fund. (A portion of these costs may be reimbursed by the Fund pursuant to the Fund's Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act described below). The Distributor may receive brokerage commissions for executing portfolio brokerage for the Fund. The Distributor may enter into sales agreements with other entities to assist in the distribution effort. Any compensation to these other entities will be paid by the Distributor from the proceeds of the sales charge. The Distributor may also compensate these entities out of the distribution fee received from the Fund. For the years ended September 30, 1997, 1996, and 1995 the Distributor received $78,493, $52,077, and $45,543 in front-end sales commissions and paid $21,622, $20,311 and $18,644, respectively of such proceeds to dealers as sales concessions as described in the Prospectus.


                  PLAN OF DISTRIBUTION PURSUANT TO RULE 12B-1

     A Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the "Plan") was adopted in anticipation that the Fund will benefit from the Plan through increased sales of shares of the Fund thereby reducing the Fund's expense ratio and providing an asset size that allows the Adviser greater flexibility in management. The Plan may be terminated at any time by a vote of the Directors of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of the Fund. Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires the approval of the shareholders and the Board of Directors, including the Rule 12b-1 Directors.

     While the Plan is in effect, the selection and nomination of Directors who are not interested persons of the Fund will be committed to the discretion of the Directors of the Fund who are not interested persons of the Fund. The Board of Directors of the Fund must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by the Adviser. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by a majority of the Directors, including the Rule 12b-1 Directors.

     For the years ended September 30, 1997, 1996 and 1995 the Distributor received $25,674, $18,354 and $10,667, respectively, pursuant to the Plan. During the same periods, the Fund paid an additional $10,056, $3,780 and $2,357, respectively, pursuant to the Plan, all of which represented compensation to dealers.

     Amounts paid under the Plan (which may not exceed a maximum monthly percentage of 1/12 of 0.25% (0.25% per annum) of the Fund's average daily net assets) are paid to the Distributor in connection with its services as distributor. Payments, if any, are made monthly and shall be based on reports submitted by the Distributor to the Fund which sets forth all amounts expended by the Distributor pursuant to the Plan. Under no circumstances will the Fund pay a fee, pursuant to the Plan, the effect of which would be to exceed the National Association of Securities Dealers' ("NASD") limitations on asset based compensation described below.

     The NASD has rules which may limit the extent to which the Fund may make payments under the Plan. Although the NASD's rules do not apply to the Fund directly, the rules apply to members of the NASD such as the Distributor and prohibit them from offering or selling shares of the Fund if the sale charges (including 12b-1 fees) imposed on such shares exceed the NASD's limitations.

     The rules impose two related limits on 12b-1 fees paid by investors: an annual limit and a rolling cap. The annual limit is 0.75% of assets (with an additional 0.25% permitted as a service fee). The rolling cap on the total of all sales charges (including front end charges, contingent deferred sales charges and asset based charges such as 12b-1 payments) is 6.25% of new sales (excluding sales resulting from the reinvestment of dividends and distributions) for funds that charge a service fee and 7.25% of new sales for funds that do not assess a service fee.

     Whether the rolling applicable maximum sales charge has been exceeded requires periodic calculations of the Fund's so-called "remaining amount." The remaining amount is the amount to which the Fund's total sales charges are subject for purposes of ensuring compliance with the NASD limits. The Fund's remaining amount is generally calculated by multiplying the Fund's new sales by its appropriate NASD maximum sales charge (6.25% or 7.25%). From this amount is subtracted the Fund's sales charges on the new sales and the 12b-1 payments accrued or paid over the period. The Fund's remaining amount increases with new sales of the Fund (because the Fund's front end sales charge is less than the applicable NASD maximum) and decreases as the 12b-1 charges are accrued. The NASD rules permit the remaining amount to be credited periodically with interest based on the rolling balance of the remaining amount. If the Fund's remaining amount reaches zero, it must stop accruing its 12b-1 charges until it has new sales that increase the remaining amount. The Fund's remaining amount may be depleted as a result of the payment of 12b-1 fees if, for example, the Fund experiences an extended period of time during which no new sales are made or during which new sales are made but in an amount insufficient to generate increases in the remaining amount to offset the accruing 12b-1 charges.


                     PORTFOLIO TRANSACTIONS AND BROKERAGE

PORTFOLIO TRANSACTIONS

     The Adviser has discretion to select brokers and dealers to execute portfolio transactions initiated by the Adviser and to select the markets in which such transactions are to be executed. The primary responsibility regarding portfolio transactions is to select the best combination of net price and execution for the Fund. When executing transactions for the Fund, the Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission. It is anticipated that the Adviser will select the Distributor from time to time to execute portfolio transactions, subject to best price and execution. In any such transaction, the Distributor will charge commissions at a substantial discount from retail rates, regardless of the size of the transaction. Portfolio transactions executed by the Distributor will comply with all applicable provisions of Section 17(e) of the 1940 Act. Transactions of the Fund in the over-the-counter market may be executed with primary market makers acting as principal except where it is believed that better prices and execution may be obtained elsewhere.

BROKERAGE

     In selecting brokers or dealers to execute particular transactions and in evaluating the best net price and execution available, the Adviser is authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), statistical quotations, specifically the quotations necessary to determine the Fund's asset value, and other information provided to the Fund or the Adviser. The Adviser is also authorized to cause the Fund to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Adviser exercises investment discretion. It is possible that certain of the services received by the Adviser attributable to a particular transaction will benefit one or more other accounts for which investment discretion is exercised by the Adviser. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under management of the Adviser to save brokerage costs or average prices among them is not deemed to result in a securities trading account.

     In valuing research services, the Adviser makes a judgment of the usefulness of research and other information provided by a broker to the Adviser in managing the Fund's investment portfolio. In some cases, the information, e.g., data or recommendations concerning particular securities relates to the specific transaction placed with the broker but for greater part the research consists of a wide variety of information concerning companies, industries, investment strategy and economic, financial and political conditions and prospects, useful to the Adviser in advising the Fund.

     The Adviser is the principal source of information and advice to the Fund and is responsible for making and initiating the execution of investment decisions by the Fund. However, the Board of Directors of the Fund recognizes that it is important for the Adviser, in performing its responsibilities to the Fund, to continue to receive the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of the Fund to take into account the value of the information received for use in advising the Fund. The extent, if any, to which the obtaining of such information may reduce the expenses of the Adviser in providing management services to the Fund is not determinable. In addition, it is understood by the Board of Directors that other clients of the Adviser might also benefit from the information obtained for the Fund, in the same manner that the Fund might also benefit from the information obtained by the Adviser in performing services for others.

     Although investment decisions for the Fund are made independently from those for other investment advisory clients of the Adviser, it may develop that the same investment decision is made for both the Fund and one or more other advisory clients. If both the Fund and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each.

     For the years ended September 30, 1996 and 1995, the Fund paid to brokers, other than the Distributor, brokerage commissions totaling $860 and $1,429, respectively, on transactions having a total market value of $275,750 and $445,087 respectively. All of such brokers provided research services. No such fees were paid by the Fund for the year ended September 30, 1997. For the years ended September 30, 1997, 1996 and 1995 the Fund paid the Distributor brokerage commissions of $29,580, $25,755 and $20,414, respectively, on transactions involving the payment of commissions having a total market value of $9,278,125, $8,491,525 and $5,878,662 respectively. Of the brokerage commissions paid by the Fund for the years ended September 30, 1997, 1996 and 1995, 100%, 97% and 93%, respectively, were paid to the Distributor and such commissions paid to the Distributor were paid in connection with transactions involving securities having a market value equal to 100%, 97% and 93%, respectively, of the total market value of securities on which the Fund paid commissions. The above does not include principal transactions when the Fund purchases securities directly from NASD marketmakers on a principal basis.


                             ADDITIONAL INFORMATION

 SHAREHOLDER MEETINGS

     The Articles of Incorporation do not require that the Fund hold annual or regular shareholder meetings. Meetings of the shareholders may be called by the Board of Directors and held at such times the Directors, from time to time determine, for the purpose of the election of Directors or such other purposes as may be specified by the Directors.

REMOVAL OF DIRECTORS BY STOCKHOLDERS

     The Fund's By-Laws contain procedures for the removal of Directors by its stockholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes then entitled to vote at an election of Directors, remove any Director or Directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Directors.

     Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all of the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any Director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Fund's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either; (i) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Fund; or (ii) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

     If the Secretary elects to follow the course specified in clause (ii) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission (the "SEC"), together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

     After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     Coopers & Lybrand L.L.P., Milwaukee, Wisconsin, audits and reports on the Fund's annual financial statements, reviews certain regulatory reports, reviews the Fund's income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund.


                        FINANCIAL STATEMENTS AND REPORTS

     The audited Financial Statements and accompanying Report of Independent Accountants, Coopers & Lybrand L.L.P., Milwaukee, Wisconsin, as of the fiscal year ending September 30, 1997, are incorporated herein by reference to the Registrant's Annual Report to Shareholders filed with the U.S. Securities and Exchange Commission on November 14, 1997. No other portion of the Annual Report is so incorporated. Please call 1-888-933-5391 to obtain a copy of the most recent Annual Report of the Fund at no charge.


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                                   APPENDIX A


                          DESCRIPTION OF BOND RATINGS

Ratings of a rating service represent the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security. It does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the rating characteristics used by Moody's Investors Services, Inc. ("Moody's") and Standard and Poor's Ratings Group ("Standard and Poors").

RATINGS BY MOODY'S

Aaa - Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa - Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they compose what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

RATINGS BY STANDARD AND POORS

AAA - Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in a small degree.
A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


-------------------------------------------------------------------------------

PART C

                               OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

     (a)  FINANCIAL STATEMENTS:
          --------------------
          Contained in Part A:

          Financial Highlights for each year since commencement of operations of the Fund on October 1, 1993 through the period ending September 30, 1997.

          Contained in Part B:

          The financial statements are incorporated by reference into Part B from Registrants Annual Report to Shareholders filed November 14, 1997.

     (b)  EXHIBITS
          --------

          1. Articles of Incorporation of Keeley Small Cap Value Fund, Inc. dated May 14, 1993, filed as an exhibit to Post-Effective Amendment No. 4 to Form N-1A on January 28, 1997, File No. 33-63562, and incorporated herein by reference.

          2.2 Amended Bylaws of Keeley Small Cap Value Fund, Inc., dated December 2, 1996, filed as an Exhibit to Post-Effective Amendment No. 4 to form N-1A on January 28, 1997, File No. 33-63562, and incorporated herein by reference.

          3.   Voting Trust Agreement. Not Applicable.

          4.   Specimen Security. Not Applicable.

          5. Investment Advisory Agreement by and between Keeley Small Cap Value Fund, Inc. and Keeley Asset Management Corp., dated June 8, 1993, filed as an Exhibit to Post-Effective Amendment No. 4 to Form N-1A on January 28, 1997, File No. 33-63562, and incorporated herein by reference.

          6.1 Underwriting Agreement by and between Keeley Small Cap Value Fund, Inc. and Keeley Investment Corp., dated September 8, 1993, filed as an Exhibit to Post-Effective Amendment No. 4 to Form N-1A, on January 28, 1997, File No. 33-63562, and incorporated herein by reference.

          6.2 Form of Broker/Dealer Agreement by and between Keeley Asset Management Corp. and selected Broker/Dealers, filed as an Exhibit to Post-Effective Amendment No. 4 to Form N-1A on January 28, 1997, file No. 33-63562, and incorporated herein by reference.

          7.   Bonus, Profit Sharing, or Pension Plans.  None.

          8.1 Custodian Agreement by and between Keeley Small Cap Value Fund, Inc. and First Wisconsin Trust Company, dated September 8, 1993, filed as an Exhibit to Post-Effective Amendment No.4 to Form N-1A, on January 28, 1997, File No. 33-63562, and incorporated herein by reference.

          8.2 Amended Custodian Agreement by and between Keeley Small Cap Value Fund, Inc. and Firstar Trust Company (f/k/a first Wisconsin Trust Company), amended as of November 14, 1997, to reflect a name change, filed as an Exhibit hereto.

          9.1 Fund Accounting Servicing Agreement by and between Keeley Small Cap Value Fund, Inc. and Firstar Trust Company, dated September 8, 1993, filed as an Exhibit to Post-Effective Amendment No. 4 to Form N-1A, on January 28, 1997, file No. 33-63562, and incorporated herein by reference.

          9.2 Transfer Agent Agreement by and between Keeley Small Cap Value Fund, Inc. and Firstar Trust Company dated September 8, 1993, filed as an exhibit to Post-Effective Amendment No. 4 to Form N-1A, on January 28, 1997, File No. 33-63562, and incorporated herein by reference.

          9.3 Administration Agreement by and between Keeley Small Cap Value Fund and Sunstone Financial Group, Inc. dated September 8, 1993, filed as an Exhibit to Post-Effective Amendment No. 4 to Form N-1A, on January 28, 1997, file No. 33-63562, and incorporated herein by reference.

          9.4 Amended and Restated Administration Agreement by and between Keeley Small Cap Value Fund, Inc. and Sunstone Financial Group, Inc. dated August 12, 1997, filed as an Exhibit hereto

          9.5 Distribution and Servicing Agreement by and between Keeley Small Cap Value Fund and Portico Funds, Inc. dated October 1, 1993 filed as an Exhibit hereto.

          9.6 Amended and Restated Distribution and Servicing Agreement by and between Keeley Asset Management and Portico Funds, Inc., dated June 26, 1995, filed as an Exhibit hereto.

           10 Opinion and Consent of Schwartz & Freeman, dated May 17, 1993, filed as an Exhibit to Post-Effective Amendment No. 4, to Form N-1A, on January 28, 1997, File No. 33-63562, and incorporated herein by reference.

           11 Consent of Coopers & Lybrand, dated January 22, 1998, filed as an Exhibit hereto.

           12  All Financial Statements omitted from Item 23.  None

           13 Subscription Agreement by and between John L. Keeley, Jr. and Keeley Small Cap Value Fund, Inc., dated August 31, 1993, filed as an Exhibit to Post-Effective Amendment No. 4, to Form N-1A, on January 28, 1997, File No. 33-63562, and incorporated herein by reference.

           14  Individual Retirement Account Disclosure Statement
               Application and Transfer Form, amended as of January 1998, to reflect regulatory changes, filed as an Exhibit hereto.

         15.1 Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 by and between Keeley Small Cap Value Fund, Inc. and Keeley Investment Corp., adopted on September 8, 1993, filed as an Exhibit to Post-Effective Amendment No. 4 to Form N-1A, on January 28, 1997, and incorporated herein by reference.

         15.2 Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 by and between Keeley Asset Management and Portico Funds, Inc. adopted on October 1, 1993, filed as an Exhibit hereto.

           16 Schedule for Computation of Performance Data, filed as an Exhibit hereto.

           17 Financial Data Schedules of Keeley Small Cap Value Fund, Inc., filed hereto electronically as Exhibit 27 pursuant to Rule 401 of Regulation S-T.

           18 Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940. Not applicable.

         19.1 Power of Attorney dated December 8, 1997, filed as an Exhibit hereto.

         19.2 Power of Attorney, dated December 24, 1997, filed as an Exhibit hereto.

         19.3 Power of Attorney dated January 15, 1998, filed as an Exhibit hereto.


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
          -------------------------------------------------------------

          None



ITEM 26.  NUMBERS OF HOLDERS OF SECURITIES
          --------------------------------


               (1)                           (2)
                                   Number of Record Holders
          Title of Class           as of December 31, 1997
     --------------------------------------------------------------------
          Common Shares                      1,291
        (Par Value $0.01)



ITEM 27.  INDEMNIFICATION
          ---------------

           Section 2-418 of the General Corporation Law of Maryland authorizes the registrant to indemnify its directors and officers under specified circumstances. Article Tenth of the Charter of the registrant provides in effect that the registrant shall provide certain indemnification of its directors and officers. In accordance with section 17(h) of the Investment Company Act, this provision of the charter shall not protect any person against any liability to the registrant or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
          ----------------------------------------------------

(a) The directors and officers of the Adviser, Keeley Asset Management Corp., and their business and other connections during the past two years are as follows:

Name of Individual          Business and Other Connections

John L. Keeley, Jr.         Director, President and Vice President/Treasurer of
                            Keeley Asset Management Corp.; Director, President and Treasurer of Keeley Investment Corp.


Barbara G. Keeley           Vice President/Assistant Secretary of Keeley Asset
                            Management Corp.; Director and Assistant Secretary of Keeley Investment Corp.


Mark E. Zahorik             Vice President of Keeley Asset Management Corp. and
                            Keeley Investment Corp.


Mary A. Ferrari             Secretary of Keeley Asset Management Corp. and
                            Keeley Investment Corp.


Emily Viehweg               Assistant Treasurer of Keeley Asset Management Corp.
                            and Keeley Investment Corp.

ITEM 29.  PRINCIPAL UNDERWRITERS
          ----------------------

          (a) Keeley Investment Corp. serves as the Fund's Distributor.

          (b) The Directors and Officers of Keeley Investment Corp. are as follows:


Name                        Position and Offices with Keeley Investment Corp.

John L. Keeley, Jr.         Director, President and Treasurer
Barbara G. Keeley           Director and Assistant Secretary
Mark E. Zahorik             Vice President
W. Terry Long               Vice President
Christopher L. Keeley       Assistant Vice President
Mary A. Ferrari             Secretary
Emily Viehweg               Assistant Treasurer

           The principal address of each of the foregoing Directors and Officers is: 401 South LaSalle Street, Suite 1201, Chicago, Illinois 60605.

          (c) None

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS
          --------------------------------

          The account books and other documents required to be maintained by Registrant pursuant to Investment Company Act of 1940, Section 31(a), et seq., and Rules thereunder will be maintained by Registrant at 401 South LaSalle Street, Suite 1201, Chicago, Illinois 60605; Registrant's Custodian, Transfer Agent, and Accounting Services Agent, Firstar Trust Company, 615 East Michigan Avenue, Milwaukee, Wisconsin, 53201-0701; and Registrant's Administrator, Sunstone Financial Group, Inc., 207 East Buffalo Street, Suite 400, Milwaukee, Wisconsin, 53202.

ITEM 31.  MANAGEMENT SERVICES
          -------------------

          None



ITEM 32.  UNDERTAKINGS
          ------------

          (a)  Not applicable.
          (b)  Not applicable.

          (c) Registrant undertakers to furnish each person to whom a prospectus is delivered with a copy of Registrant's last Annual Report to Shareholders, upon request and without charge.

                                   SIGNATURES

          Pursuant to the requirements of (the Securities Act of 1933) and the Investment Company Act of 1940, the Registrant (certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and) has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Chicago, and State of Illinois on the 28 day of January, 1998.

                                       KEELEY SMALL CAP VALUE FUND, INC.


                                       By:  /S/ JOHN L. KEELEY, JR.
                                       ----------------------------
                                       John L. Keeley, Jr., President


           Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.


           Name                         Date               Title

    Michael D. O'Brien <F1>        January 28, 1998      Director

    John F. Lesch <F2>             January 28, 1998      Director

    John G. Kyle                   January 28, 1998      Director

    Elwood P. Walmsley <F3>        January 28, 1998      Director

 /s/John L. Keeley, Jr.            January 28, 1998      Director, President
    John L. Keeley, Jr.                                  (principal executive
                                                         and financial officer)


By:  /S/ JOHN L. KEELEY, JR.
----------------------------
John L. Keeley, Jr.
Attorney in Fact
January 28, 1998


<F1> Pursuant to Power of Attorney Executed on January 15, 1998
<F2> Pursuant to Power of Attorney Executed on December 24, 1997
<F3> Pursuant to Power of Attorney Dated December 8, 1997

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